UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2015

Item 1. Report to Stockholders.

[Calvert Small Cap Fund Semi-Annual Report to Shareholders]

[Calvert Global Energy Solutions Fund and Calvert Global Water Fund Semi-Annual Report to Shareholders]

[Calvert Green Bond Fund Semi-Annual Report to Shareholders]

Calvert Small Cap Fund

Semi-Annual Report March 31, 2015 E-Delivery Sign-Up — Details Inside

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4	President's Letter
6	Portfolio Management Discussion
11	Shareholder Advocacy Update
12	Shareholder Expense Example
14	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
21	Notes to Financial Statements
27	Financial Highlights
32	Explanation of Financial Tables
33	Proxy Voting
33	Availability of Quarterly Portfolio Holdings
34	Basis for Board’s Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014 and into the first quarter of 2015, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post-crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the previous 12 months, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies, saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefitted substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

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Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.
Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and has made many contributions to public policy and corporate governance. Today we are bringing Calvert’s deep expertise in socially responsible investing, public and private policy work, and investment management to a new level with a focus on developing principles and setting standards for use in our investment management processes, our active ownership and engagement discipline and within our investment risk management processes.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments, Inc. appreciate the confidence and trust you have placed in us.
John Streur
April 2015

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PORTFOLIO MANAGEMENT DISCUSSION

Natalie A. Trunow Senior Vice President and Chief Investment Officer, Equities
Equity market returns over the six-month reporting period largely reflected macroeconomic trends, with solid gains for U.S. stocks relative to international equity markets. Improving economic conditions in the United States remained in stark contrast to the sluggish growth outlook in much of the rest of the world, particularly in Europe. However, U.S. equity markets faced several headwinds at the start of 2015 as another harsh winter weighed on economic activity and the stronger dollar contributed to negative earnings revisions for companies deriving larger portions of their earnings from overseas. International equity markets underperformed for the period, but recouped some of their losses in the first quarter of 2015 as central banks in Europe and Japan maintained quantitative-easing programs and emerging markets were buoyed by stimulus announcements from China.
For the six-month period ended March 31, 2015, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 5.93%, 6.55%, 14.46%, 1.29%, and -2.26%, respectively.
From an investment-style perspective, growth stocks outperformed value stocks, and domestic small-cap stocks, which have less exposure to foreign markets and are less dependent on global growth, outperformed their large-cap counterparts. Looking at sector performance, Health Care, Consumer Discretionary, and Consumer Staples were the top-performing sectors within the Russell 1000 Index during the period, while the Energy, Telecommunication Services, and Materials sectors lagged.
U.S. Economic Recovery Hits Soft Patch, but Outpaces Rest of Developed World
The U.S. economy continued to outperform other developed countries, with U.S. gross domestic product (GDP) growing at a 2.2% annualized rate in the fourth quarter of 2014. More recent U.S. macroeconomic data has been weaker, however, with the slowdown largely attributed to poor weather and the strength of the dollar. A labor dispute between West Coast ports and dockworkers also resulted in a modest drag on economic activity. The U.S. ISM Manufacturing Purchasing Manufacturers Index (PMI)1 ended the period at 51.5, firmly in expansion territory, but has declined for five consecutive months. Housing activity, while remaining on an upward trend, has been disappointing of late.
Although the most recent jobs report for March was less than stellar, the job market has continued to improve, adding an average of 260,000 jobs per month over the last year. This helped push the unemployment rate down to 5.5% from 6.6% this time a year ago, though this has been aided by a drop in the labor-force participation rate. Wage growth is taking longer to materialize than in past recoveries, but recent data has been encouraging, showing modest gains in average hourly earnings and the Employment Cost Index.

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CALVERT SMALL CAP FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	11.8%
Energy	3.9%
Financials	31.4%
Health Care	6.8%
Industrials	23.1%
Information Technology	11.5%
Short-Term Investments	6.3%
Telecommunication Services	5.2%
Total	100%

Consumer confidence reached a nine-year high during the reporting period, due in part to lower gasoline prices, which should lead to a pick-up in consumer spending and housing activity over the remainder of the year.
Decline in Oil Prices a Positive for U.S. Economy Overall
The price of crude oil fell nearly 50% over the six-month reporting period. Weakening demand due to slowing global growth and a strategic decision by Saudi Arabia, the world’s largest oil producer, to not cut oil production in the face of increased U.S. supplies, were key drivers of the dramatic price decline.
Some economies and sectors stand to benefit from the significant price decline in oil while others will undoubtedly continue to come under pressure. Countries which import a large portion of their energy are the clear winners, with the United States, Europe, Japan, and China benefiting. Within the U.S., states such as North Dakota and Texas will be hurt by lower oil prices; however energy capital expenditure (CapEx) represents less than 2% of GDP and we believe the overall impact of lower energy prices is positive for the U.S. economy as a whole due to the significant

CALVERT SMALL CAP FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	14.37%	10.75%
Class B	13.39%	8.86%
Class C	13.97%	9.91%
Class I	14.69%	11.32%
Class Y	14.56%	11.04%

Russell 2000 Index	14.46%	8.21%

Lipper Small Cap Core Funds Average	11.18%	6.33%

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Matson, Inc.		5.4%
Deluxe Corp.		4.7%
PrivateBancorp, Inc.		4.6%
DST Systems, Inc.		4.3%
East West Bancorp, Inc.		4.1%
SVB Financial Group		4.1%
Centene Corp.		3.9%
PartnerRe Ltd.		3.7%
Umpqua Holdings Corp.		3.5%
AGCO Corp.		3.5%
Total		41.8%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

cost savings its creates in a majority of sectors and the multiplier effect it has throughout the economy.
Global Easing Continues Amid Low Inflation and Stronger Dollar
The U.S. dollar strengthened throughout the period, hitting a 7-year high vs. the

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Japanese Yen and a 12-year high against the euro. Since most commodities are priced globally in U.S. dollars, a stronger dollar relative to foreign currencies typically correlates with lower commodity prices, which has kept a lid on inflation.
More than half the central banks in the G20 economies implemented some type of monetary easing policy during the period, which provided additional support for global equities. Most notably, the Bank of Japan announced a massive stimulus policy and the European Central Bank (ECB) followed with a strong quantitative easing (QE) program of its own.
Interest Rate Hikes by the Fed on the Horizon
With the U.S. economy improving, both market sentiment and Federal Reserve officials seem divided on the optimal timing of the Fed’s interest-rate increases. However, consistently low inflation and recent softness in U.S. macroeconomic data—as well as the rapid increase in the dollar’s strength, which has hurt U.S. exports and the manufacturing sector—makes it more likely that the Fed will delay raising rates until later in the year or possibly even next year.
Eurozone Economic Struggles Continue but QE Offers Some Respite
Economic conditions continued to deteriorate in the eurozone through the end of 2014 as inflation turned negative, prompting the ECB to launch its massive QE program. The program has been successful thus far in decreasing the value of the euro in an attempt to stimulate exports and eurozone economies. Manufacturing PMIs, credit demand, and consumer confidence all have been showing signs of modest improvement, indicating a potential positive effect from QE as well as a potential bottoming out of eurozone economic malaise. Despite these marginally positive developments, we are skeptical that central bankers’ efforts will meaningfully reinvigorate those economies unless

CALVERT SMALL CAP FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	5.51%
Five Year	12.76%
Ten Year	6.37%

CLASS B SHARES*	(WITH MAX. LOAD)
One year	3.86%
Five Year	12.20%
Ten Year	6.16%

CLASS C SHARES*	(WITH MAX. LOAD)
One year	8.91%
Five Year	12.85%
Ten Year	6.00%

CLASS I SHARES
One year	11.32%
Five Year	14.66%
Since Inception (4/29/2005)	8.55%

CLASS Y SHARES*
One year	11.04%
Five Year	13.98%
Ten Year	6.94%

*    Calvert Small Cap Fund first offered Class B shares on October 29, 2010, Class C shares on April 1, 2005 and Class Y shares on October 18, 2013. Performance prior to those dates reflects the performance of Class A shares at net asset value (NAV). Actual Class B, Class C and Class Y share performance would have been different.

accompanied by structural economic reforms. Possible risks from Greece exiting the eurozone and political turmoil emerging in other euro-area countries also remain a lingering concern and may re-surface later in the year.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.61%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Stimulus Measures Boost Chinese Stocks but Economic Challenges Remain
Despite Manufacturing PMI weakening throughout the period, Chinese equities rallied on the back of several stimulus measures and investor expectations that the government would continue stimulus measures to offset slowing, though still robust, economic growth. China is also benefiting from cheaper oil, which essentially acts as another form of stimulus. The Services PMI held up better than expected, indicating some very modest progress in transitioning away from an investment-driven economy to a more consumer-oriented one. However, structural improvements in social welfare programs, such as health care and retirement planning, will be needed in order to encourage Chinese consumers to spend more and bring down their notoriously high savings rate. Given these challenges, as well as ongoing concerns regarding a potential property-bubble burst, stimulus does not mean the Chinese economy is out of the woods. A hard economic landing remains a possibility down the road.
Outlook
While we may see some continued softness in U.S. macroeconomic data during the first half of the year, we believe U.S. economic growth will continue to exceed growth from other developed countries and we remain positive on the U.S. economy longer-term. We believe the significant positive multiplier effect from lower gas prices hasn’t yet been fully reflected in U.S. economic data, and we are likely to see the additional positive impact in the coming quarters.
In our view, U.S. stocks can still post decent performance, but probably not as good as what we saw in the past couple of years because of higher valuations, slower earnings growth, and potentially having reached peak margins. The stronger dollar, combined with lower commodity prices, tends to benefit consumers and hurt industrial companies, especially those with heavy sales outside the United States, or those directly involved in the energy sector. This is one reason why we continue to favor small-cap stocks on the domestic front.
With lower commodity prices, a stronger dollar, and little wage growth, inflation in the United States will likely remain low for some time to come, while deflationary threats are very real in other parts of the world. This may lead the Federal Reserve to raise interest rates less quickly than currently expected, since challenging global economic conditions can have a significant impact on the U.S. economy. Our position remains that when the Fed does decide to raise rates, the tightening process will be slow and gradual, with the Fed keeping a close eye on interest-rate volatility and its impact on mortgage rates. Even with a gradual tightening, monetary policy should still remain accommodative for an extended period of time. That said, we expect market volatility to increase as we grow closer to the inevitability of higher interest rates.
Calvert Investment Management, Inc.
April 2015

1. The Institute for Supply Management (ISM) Manufacturing PMI is published monthly and shows business conditions in the U.S. manufacturing sector, and is considered a significant indicator of overall economic conditions. The ISM index includes prices paid for all purchases including import purchases and purchases of food and energy, excluding crude oil. A result above 50 indicates that the manufacturing economy is generally expanding; below 50 indicates that it is generally declining.

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SHAREHOLDER ADVOCACY UPDATE
2014 Corporate Diversity Report Findings Released
In March, Calvert published its 2014 survey findings on the corporate diversity practices of the largely multinational companies that make up the Standard & Poor’s 100 Index (S&P 100), in follow-up to reports published in 2012 and 2010. Calvert believes companies that fully commit to providing a fair and equitable working environment will recognize gains in both the workplace and marketplace.
Key findings from the 2014 survey include:

•
Milestone for women in the board room. In 2014, every company in the S&P 100 had at least one woman on its board of directors. In addition, there was a 17% increase in companies with three or more women and/or minorities on their boards.

•
Diversity commitment on the rise. In the past two years, top scores related to overall corporate commitment have increased by 45%.This stems primarily from greater board oversight of diversity initiatives and increased CEO and/or chair involvement.

•	LGBT policies have advanced overall. However, initiatives for persons with disabilities continue to fall behind other groups.
Overall, in 2014, we saw growing commitment to women and minority employees, momentum around family-friendly work environments, and accelerated progress in support of LGBT employees. Looking ahead, we hope to see enhanced corporate diversity commitments, greater representation of women and minorities on boards, improved EEO1-disclosure, and expanded diversity initiatives for persons with disabilities.
To learn the highest- and lowest-rated companies in the report, A Survey of Corporate Diversity Practices of the S&P 100, and to find out more about the report’s methodology and findings, visit www.calvert.com.
2015 Shareholder Resolutions
Building on our initiatives from 2014, Calvert was the lead filer on 38 shareholder resolutions for the 2015 proxy season, and co-filer on another 18 proposals. Key topics include “big data” and civil rights issues, sustainability reporting, board of director oversight of environmental and social matters, water risk, climate change and greenhouse gas emissions reductions, supply chain labor issues, and board diversity.
Specifically, Calvert asked 14 companies to set a goal and a timeline for reducing their greenhouse gas emissions and filed seven proposals asking companies to issue a sustainability report describing their environmental, social and governance (ESG) performance and goals. To push for improved boardroom diversity, Calvert filed six proposals with companies requesting they report on their plans to increase minority and women Board representation and assess the effectiveness of these efforts. We also filed seven proposals requesting that companies assess and manage the civil rights’ risks related to their use of big data, which refers to data sets so large or complex that traditional data processing applications are inadequate. We also filed proposals on water risk in the agricultural supply chain and on developing a sustainable agriculture policy.
To keep abreast of the outcomes of these 2015 shareholder resolutions, as well as Calvert’s proxy voting and public policy initiatives, visit the “Resources” section on www.calvert.com.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 to March 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$1,143.68	$7.32
Hypothetical	$1,000.00	$1,018.10	$6.89
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$1,133.86	$16.97
Hypothetical	$1,000.00	$1,009.03	$15.98
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,139.74	$11.31
Hypothetical	$1,000.00	$1,014.36	$10.65
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,146.85	$4.92
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,145.57	$5.99
Hypothetical	$1,000.00	$1,019.35	$5.64
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.37%, 3.19%, 2.12%, 0.92%, and 1.12% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2015

EQUITY SECURITIES - 94.5%	SHARES	VALUE

Aerospace & Defense - 1.5%
Ducommun, Inc.*	150,647	$3,901,757

Airlines - 3.2%
Allegiant Travel Co.	43,455	8,355,962

Auto Components - 1.5%
TRW Automotive Holdings Corp.*	36,499	3,826,920

Banks - 16.4%
East West Bancorp, Inc.	263,928	10,678,527
PrivateBancorp, Inc.	342,847	12,057,929
SVB Financial Group*	83,875	10,655,480
Umpqua Holdings Corp.	535,846	9,205,834
		42,597,770

Capital Markets - 1.0%
E*Trade Financial Corp.*	92,933	2,653,702

Commercial Services & Supplies - 7.8%
Deluxe Corp.	176,188	12,206,304
Pitney Bowes, Inc.	341,352	7,960,329
		20,166,633

Communications Equipment - 2.6%
Comtech Telecommunications Corp.	235,948	6,830,695

Consumer Finance - 1.8%
Nelnet, Inc.	100,226	4,742,694

Diversified Consumer Services - 4.7%
Grand Canyon Education, Inc.*	188,121	8,145,639
Strayer Education, Inc.*	73,328	3,916,449
		12,062,088

Diversified Telecommunication Services - 3.9%
Atlantic Tele-Network, Inc.	53,697	3,716,906
Frontier Communications Corp.	924,592	6,518,374
		10,235,280

Electronic Equipment & Instruments - 2.8%
Plexus Corp.*	179,335	7,311,488

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EQUITY SECURITIES - CONT’D	SHARES	VALUE

Energy Equipment & Services - 3.9%
Bristow Group, Inc.	150,667	$8,203,818
Tesco Corp.	174,229	1,980,984
		10,184,802

Health Care Equipment & Supplies - 3.0%
Becton Dickinson and Co.	26,720	3,836,725
Edwards Lifesciences Corp.*	26,966	3,841,576
		7,678,301

Health Care Providers & Services - 3.9%
Centene Corp.*	144,030	10,181,481

Hotels, Restaurants & Leisure - 1.9%
Texas Roadhouse, Inc.	135,046	4,919,726

Insurance - 12.3%
American Financial Group, Inc.	137,627	8,828,772
FBL Financial Group, Inc.	56,752	3,519,192
PartnerRe Ltd.	83,818	9,582,912
Symetra Financial Corp.	303,735	7,125,623
The Navigators Group, Inc.*	35,472	2,761,140
		31,817,639

IT Services - 6.2%
DST Systems, Inc.	100,613	11,138,865
TeleTech Holdings, Inc.	197,217	5,019,173
		16,158,038

Machinery - 3.9%
AGCO Corp.	190,942	9,096,477
LB Foster Co.	20,836	989,293
		10,085,770

Marine - 5.4%
Matson, Inc.	333,202	14,047,796

Media - 2.1%
John Wiley & Sons, Inc.	79,821	4,880,256
McClatchy Co.*	280,556	516,223
		5,396,479

Multiline Retail - 1.8%
Dillard’s, Inc.	35,063	4,786,450

Professional Services - 1.6%
Navigant Consulting, Inc.*	316,279	4,098,976

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EQUITY SECURITIES - CONT’D	SHARES	VALUE

Wireless Telecommunication Services - 1.3%
Shenandoah Telecommunications Co.	106,901	$3,331,035

Total Equity Securities (Cost $214,212,350)		245,371,482

HIGH SOCIAL IMPACT INVESTMENTS - 0.3%	PRINCIPAL AMOUNT
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (b)(i)(r)	$651,905	646,300

Total High Social Impact Investments (Cost $651,905)		646,300

TIME DEPOSIT - 6.4%
State Street Bank Time Deposit, 0.088%, 4/1/15	16,593,917	16,593,917

Total Time Deposit (Cost $16,593,917)		16,593,917

TOTAL INVESTMENTS (Cost $231,458,172) - 101.2%		262,611,699
Other assets and liabilities, net - (1.2%)		(3,064,607)
NET ASSETS - 100%		$259,547,092

RESTRICTED SECURITIES	ACQUISITION DATE	COST
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	$651,905
(b)    This security was valued under the direction of the Board of Directors. See Note A.
(i)    Restricted securities represent 0.3% of net assets for the Small Cap Fund.
(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
*    Non-income producing security.
See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015

ASSETS
Investments in securities, at value (Cost $231,458,172) - see accompanying schedule	$262,611,699
Receivable for securities sold	22,484,559
Receivable for shares sold	619,958
Interest and dividends receivable	113,600
Other assets	36,608
Total assets	285,866,424

LIABILITIES
Payable for securities purchased	25,805,457
Payable for shares sold	182,246
Payable to Calvert Investment Management, Inc.	120,301
Payable to Calvert Investment Administrative Services, Inc.	44,186
Payable to Calvert Investment Services, Inc.	5,364
Payable to Calvert Investment Distributors, Inc.	46,540
Accrued expenses and other liabilities	115,238
Total liabilities	26,319,332

NET ASSETS	$259,547,092

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 of $0.01 par value shares authorized:
Class A: 6,625,155 shares outstanding	$124,766,264
Class B: 38,772 shares outstanding	42,055
Class C: 760,059 shares outstanding	13,695,206
Class I: 3,275,056 shares outstanding	72,846,345
Class Y: 325,682 shares outstanding	7,607,350
Undistributed net investment income	369,437
Accumulated net realized gain (loss)	9,066,908
Net unrealized appreciation (depreciation)	31,153,527

NET ASSETS	$259,547,092

NET ASSET VALUE PER SHARE
Class A (based on net assets of $154,393,427)	$23.30
Class B (based on net assets of $848,170)	$21.88
Class C (based on net assets of $16,040,904)	$21.10
Class I (based on net assets of $80,633,780)	$24.62
Class Y (based on net assets of $7,630,811)	$23.43

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$2,678
Dividend income (net of foreign taxes withheld of $5,208)	2,152,506
Total investment income	2,155,184

Expenses:
Investment advisory fee	826,769
Transfer agency fees and expenses	241,021
Administrative fees	241,979
Distribution Plan expenses:
Class A	179,699
Class B	4,293
Class C	74,321
Directors' fees and expenses	11,937
Custodian fees	16,968
Registration fees	62,066
Reports to shareholders	19,925
Professional fees	16,218
Accounting fees	17,194
Miscellaneous	9,174
Total expenses	1,721,564
Reimbursement from Advisor:
Class A	(166,994)
Class B	(5,768)
Class C	(20,654)
Class I	(11,064)
Class Y	(2,409)
Net expenses	1,514,675

NET INVESTMENT INCOME	640,509

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	9,094,916
Change in unrealized appreciation (depreciation)	22,587,172

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	31,682,088

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,322,597

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income (loss)	$640,509	($384,625)
Net realized gain (loss)	9,094,916	44,084,049
Change in unrealized appreciation (depreciation)	22,587,172	(34,452,776)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,322,597	9,246,648

Distributions to shareholders from:
Net investment income:
Class A shares	(20,872)	—
Class I shares	(248,708)	—
Class Y shares	(1,492)	—
Net realized gain:
Class A shares	(16,247,127)	(14,647,077)
Class B shares	(103,426)	(138,533)
Class C shares	(1,823,563)	(1,638,395)
Class I shares	(7,539,487)	(5,147,885)
Class Y shares	(556,157)	(15,806)
Total distributions	(26,540,832)	(21,587,696)

Capital share transactions:
Shares sold:
Class A shares	13,371,307	29,278,686
Class B shares	12,071	47,074
Class C shares	1,386,278	2,078,627
Class I shares	19,761,761	13,275,817
Class Y shares	3,466,384	4,698,934
Reinvestment of distributions:
Class A shares	15,410,908	13,909,549
Class B shares	97,987	135,230
Class C shares	1,588,359	1,424,032
Class I shares	7,262,349	4,854,479
Class Y shares	499,379	15,806
Redemption fees:
Class A shares	10	1,374
Class C shares	—	66
Shares redeemed:
Class A shares	(11,617,714)	(30,156,544)
Class B shares	(125,400)	(495,699)
Class C shares	(1,208,724)	(1,976,827)
Class I shares	(3,306,668)	(7,103,176)
Class Y shares	(944,547)	(128,606)
Total capital share transactions	45,653,740	29,858,822

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,435,505	17,517,774
See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of period	$208,111,587	$190,593,813
End of period (including undistributed net investment income of $369,437 and $0, respectively)	$259,547,092	$208,111,587

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	587,830	1,235,969
Class B shares	596	2,108
Class C shares	67,149	94,919
Class I shares	837,044	536,492
Class Y shares	153,242	195,656
Reinvestment of distributions:
Class A shares	707,866	611,947
Class B shares	4,768	6,155
Class C shares	80,382	67,714
Class I shares	314,893	204,227
Class Y shares	22,821	695
Shares redeemed:
Class A shares	(508,512)	(1,273,723)
Class B shares	(5,779)	(21,876)
Class C shares	(57,664)	(89,824)
Class I shares	(136,725)	(288,306)
Class Y shares	(41,453)	(5,279)
Total capital share activity	2,026,458	1,276,874

See notes to financial statements

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Small Cap Fund (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert Impact Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class B shares were closed effective April 20, 2015. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each Class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

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The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2015, securities valued at $646,300, or 0.3% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of March 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$245,371,482	—	—	$245,371,482
Other debt obligations	—	$17,240,217	—	17,240,217
TOTAL	$245,371,482	$17,240,217	—	$262,611,699

* For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.
Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in

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connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .70% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016 for Class A, B, C, I, and Y. The contractual expense caps are 1.37%, 3.19%, 2.12%, .92%, and 1.12%. for Class A, B, C, I, and Y, respectively. For the purpose of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A, B, C, and Y shares and .10% for Class I shares, based on the average daily net assets.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act

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of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of Class A, B, and C shares, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25%, 1.00%, and 1.00% of average daily net assets of Class A, B, and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $16,939 as its portion of the commissions charged on sales of Class A shares for the six months ended March 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $32,258 for the six months ended March 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 ($48,000 prior to January 1, 2015) plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 ($5,000 prior to January 1, 2015) annually may be paid to the Committee chairs ($10,000 for the Board chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $71,091,654 and $64,879,842, respectively.
As of March 31, 2015, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$38,807,525
Unrealized (depreciation)	(7,669,381)
Net unrealized appreciation/(depreciation)	$31,138,144

Federal income tax cost of investments	$231,473,555
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2015.

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NOTE E — SUBSEQUENT EVENTS
All existing Class B shares of the Fund were automatically converted to Class A shares of the Fund at the close of business on April 20, 2015, without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge. Class B shares were closed at that time and are no longer available.
In preparing the financial statements as of March 31, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015 (z)		SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$22.98		$24.58	$19.36
Income from investment operations:
Net investment income (loss)	.05		(.07)	(.01)
Net realized and unrealized gain (loss)	3.05		1.19	6.02
Total from investment operations	3.10		1.12	6.01
Distributions from:
Net investment income	**		—	(.25)
Net realized gain	(2.78)		(2.72)	(.54)
Total distributions	(2.78)		(2.72)	(.79)
Total increase (decrease) in net asset value	.32		(1.60)	5.22
Net asset value, ending	$23.30		$22.98	$24.58

Total return*	14.37%		4.69%	32.42%
Ratios to average net assets: A
Net investment income (loss)	.45% (a)		(.28%)	(.05%)
Total expenses	1.60% (a)		1.61%	1.67%
Expenses before offsets	1.37% (a)	1.37	1.53%	1.67%
Net expenses	1.37% (a)		1.53%	1.67%
Portfolio turnover	28%		103%	82%
Net assets, ending (in thousands)	$154,393		$134,128	$129,407

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$15.15	$15.55	$14.14
Income from investment operations:
Net investment income (loss)	.20	.02	(.06)
Net realized and unrealized gain (loss)	4.05	(.42)	1.47
Total from investment operations	4.25	(.40)	1.41
Distributions from:
Net investment income	(.04)	—	—
Net realized gain	—	—	—
Total distributions	(.04)	—	—
Total increase (decrease) in net asset value	4.21	(.40)	1.41
Net asset value, ending	$19.36	$15.15	$15.55

Total return*	28.12%	(2.56%)	9.97%
Ratios to average net assets: A
Net investment income (loss)	1.13%	.13%	(.35%)
Total expenses	1.78%	1.81%	1.94%
Expenses before offsets	1.69%	1.69%	1.69%
Net expenses	1.69%	1.69%	1.69%
Portfolio turnover	3%	9%	174%
Net assets, ending (in thousands)	$95,189	$81,374	$34,763
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS B SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$21.91	$23.92	$18.89
Income from investment operations:
Net investment income (loss)	(.15)	(.45)	(.32)
Net realized and unrealized gain (loss)	2.90	1.16	5.89
Total from investment operations	2.75	.71	5.57
Distributions from:
Net investment income	—	—	—
Net realized gain	(2.78)	(2.72)	(.54)
Total distributions	(2.78)	(2.72)	(.54)
Total increase (decrease) in net asset value	(.03)	(2.01)	5.03
Net asset value, ending	$21.88	$21.91	$23.92

Total return*	13.39%	2.95%	30.40%
Ratios to average net assets: A
Net investment income (loss)	(1.36%) (a)	(1.95%)	(1.53%)
Total expenses	4.53% (a)	3.44%	3.64%
Expenses before offsets	3.19% (a)	3.19%	3.19%
Net expenses	3.19% (a)	3.19%	3.19%
Portfolio turnover	28%	103%	82%
Net assets, ending (in thousands)	$848	$858	$1,263

	PERIODS ENDED
CLASS B SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z) #
Net asset value, beginning	$14.97	$16.81
Income from investment operations:
Net investment income (loss)	(.05)	(.21)
Net realized and unrealized gain (loss)	3.97	(1.63)
Total from investment operations	3.92	(1.84)
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	3.92	(1.84)
Net asset value, ending	$18.89	$14.97

Total return*	26.19%	(10.95%)
Ratios to average net assets: A
Net investment income (loss)	(.31%)	(1.38%) (a)
Total expenses	3.50%	3.46% (a)
Expenses before offsets	3.19%	3.19% (a)
Net expenses	3.19%	3.19% (a)
Portfolio turnover	3%	9%***
Net assets, ending (in thousands)	$1,449	$2,183
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS C SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$21.12	$22.98	$18.08
Income from investment operations:
Net investment income (loss)	(.03)	(.23)	(.17)
Net realized and unrealized gain (loss)	2.79	1.09	5.65
Total from investment operations	2.76	.86	5.48
Distributions from:
Net investment income	—	—	(.04)
Net realized gain	(2.78)	(2.72)	(.54)
Total distributions	(2.78)	(2.72)	(.58)
Total increase (decrease) in net asset value	(.02)	(1.86)	4.90
Net asset value, ending	$21.10	$21.12	$22.98

Total return*	13.97%	3.81%	31.35%
Ratios to average net assets: A
Net investment income (loss)	(.30%) (a)	(1.06%)	(.86%)
Total expenses	2.40% (a)	2.38%	2.49%
Expenses before offsets	2.12% (a)	2.31%	2.49%
Net expenses	2.12% (a)	2.31%	2.49%
Portfolio turnover	28%	103%	82%
Net assets, ending (in thousands)	$16,041	$14,156	$13,726

		YEARS ENDED
CLASS C SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$14.25	$14.77	$13.55
Income from investment operations:
Net investment income (loss)	.03	(.15)	(.15)
Net realized and unrealized gain (loss)	3.80	(.37)	1.37
Total from investment operations	3.83	(.52)	1.22
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Total increase (decrease) in net asset value	3.83	(.52)	1.22
Net asset value, ending	$18.08	$14.25	$14.77

Total return*	26.88%	(3.52%)	9.00%
Ratios to average net assets: A
Net investment income (loss)	.19%	(.87%)	(1.28%)
Total expenses	2.64%	2.74%	3.17%
Expenses before offsets	2.64%	2.69%	2.69%
Net expenses	2.64%	2.69%	2.69%
Portfolio turnover	3%	9%	174%
Net assets, ending (in thousands)	$9,907	$8,618	$2,583
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS I SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$24.14	$25.56	$20.06
Income from investment operations:
Net investment income	.11	.08	.16
Net realized and unrealized gain (loss)	3.23	1.22	6.24
Total from investment operations	3.34	1.30	6.40
Distributions from:
Net investment income	(.08)	—	(.36)
Net realized gain	(2.78)	(2.72)	(.54)
Total distributions	(2.86)	(2.72)	(.90)
Total increase (decrease) in net asset value	.48	(1.42)	5.50
Net asset value, ending	$24.62	$24.14	$25.56

Total return*	14.69%	5.27%	33.43%
Ratios to average net assets: A
Net investment income	.91% (a)	.33%	.71%
Total expenses	.95% (a)	.95%	.98%
Expenses before offsets	.92% (a)	.92%	.92%
Net expenses	.92% (a)	.92%	.92%
Portfolio turnover	28%	103%	82%
Net assets, ending (in thousands)	$80,634	$54,563	$46,198

		YEARS ENDED
CLASS I SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$15.80	$16.14	$14.56
Income from investment operations:
Net investment income	.35	.17	.08
Net realized and unrealized gain (loss)	4.21	(.45)	1.50
Total from investment operations	4.56	(.28)	1.58
Distributions from:
Net investment income	(.30)	(.06)	—
Net realized gain	—	—	—
Total distributions	(.30)	(.06)	—
Total increase (decrease) in net asset value	4.26	(.34)	1.58
Net asset value, ending	$20.06	$15.80	$16.14

Total return*	29.11%	(1.81%)	10.85%
Ratios to average net assets: A
Net investment income	1.88%	.90%	.44%
Total expenses	1.03%	1.08%	1.16%
Expenses before offsets	.92%	.92%	.92%
Net expenses	.92%	.92%	.92%
Portfolio turnover	3%	9%	174%
Net assets, ending (in thousands)	$26,129	$17,895	$12,001
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z) ##
Net asset value, beginning	$23.06	$25.36
Income from investment operations:
Net investment income	.08	.03
Net realized and unrealized gain (loss)	3.08	.39
Total from investment operations	3.16	.42
Distributions from:
Net investment income	(.01)	—
Net realized gain	(2.78)	(2.72)
Total distributions	(2.79)	(2.72)
Total increase (decrease) in net asset value	.37	(2.30)
Net asset value, ending	$23.43	$23.06

Total return*	14.56%	1.81%
Ratios to average net assets: A
Net investment income	.69% (a)	.14% (a)
Total expenses	1.20% (a)	2.20% (a)
Expenses before offsets	1.12% (a)	1.16% (a)
Net expenses	1.12% (a)	1.16% (a)
Portfolio turnover	28%	103%
Net assets, ending (in thousands)	$7,631	$4,406

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Less than $.01 per share.
***    Portfolio turnover is not annualized for periods of less than one year.
#    From November 29, 2010 inception.
##    From October 18, 2013 inception.
See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 9, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor

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over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one- and five-year periods ended June 30, 2014. For the three-year period ended June 30, 2014, the Fund performed above the median of its peer group. The data also indicated that the Fund underperformed its Lipper index for the one- and five-year periods ended June 30, 2014 and outperformed its Lipper index for the three-year period ended June 30, 2014. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board also noted that the Advisor was reimbursing a portion of the expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

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The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given the Fund's current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the Fund’s performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
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Shareholders: 800-368-2745
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Registered Mail
Calvert Investments
c/o BFDS,
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Overnight Mail
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330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT SMALL CAP FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Calvert Solution Strategies™ • Calvert Global Energy Solutions Fund • Calvert Global Water Fund

Semi-Annual Report March 31, 2015 E-Delivery Sign-Up — Details Inside

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Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
14	Shareholder Advocacy Update
15	Shareholder Expense Example
18	Statement of Net Assets
24	Statements of Operations
25	Statements of Changes in Net Assets
28	Notes to Financial Statements
35	Financial Highlights
44	Explanation of Financial Tables
45	Proxy Voting
45	Availability of Quarterly Portfolio Holdings
46	Basis for Board’s Approval of Investment Advisory Contracts

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014 and into the first quarter of 2015, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post-crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the previous 12 months, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies, saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefitted substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

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Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.
Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and has made many contributions to public policy and corporate governance. Today we are bringing Calvert’s deep expertise in socially responsible investing, public and private policy work, and investment management to a new level with a focus on developing principles and setting standards for use in our investment management processes, our active ownership and engagement discipline and within our investment risk management processes.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments, Inc. appreciate the confidence and trust you have placed in us.
John Streur
April 2015

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PORTFOLIO MANAGEMENT DISCUSSION

Natalie A. Trunow Senior Vice President and Chief Investment Officer, Equities
Equity market returns over the six-month reporting period largely reflected macroeconomic trends, with solid gains for U.S. stocks relative to international equity markets. Improving economic conditions in the United States remained in stark contrast to the sluggish growth outlook in much of the rest of the world, particularly in Europe. However, U.S. equity markets faced several headwinds at the start of 2015 as another harsh winter weighed on economic activity and the stronger dollar contributed to negative earnings revisions for companies deriving larger portions of their earnings from overseas. International equity markets underperformed for the period, but recouped some of their losses in the first quarter of 2015 as central banks in Europe and Japan maintained quantitative-easing programs and emerging markets were buoyed by stimulus announcements from China.
For the six-month period ended March 31, 2015, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 5.93%, 6.55%, 14.46%, 1.29%, and -2.26%, respectively.
From an investment-style perspective, growth stocks outperformed value stocks, and domestic small-cap stocks, which have less exposure to foreign markets and are less dependent on global growth, outperformed their large-cap counterparts. Looking at sector performance, Health Care, Consumer Discretionary, and Consumer Staples were the top-performing sectors within the Russell 1000 Index during the period, while the Energy, Telecommunication Services, and Materials sectors lagged.
U.S. Economic Recovery Hits Soft Patch, but Outpaces Rest of Developed World
The U.S. economy continued to outperform other developed countries, with U.S. gross domestic product (GDP) growing at a 2.2% annualized rate in the fourth quarter of 2014. More recent U.S. macroeconomic data has been weaker, however, with the slowdown largely attributed to poor weather and the strength of the dollar. A labor dispute between West Coast ports and dockworkers also resulted in a modest drag on economic activity. The U.S. ISM Manufacturing Purchasing Manufacturers Index (PMI)1 ended the period at 51.5, firmly in expansion territory, but has declined for five consecutive months. Housing activity, while remaining on an upward trend, has been disappointing of late.
Although the most recent jobs report for March was less than stellar, the job market has continued to improve, adding an average of 260,000 jobs per month over the last year. This helped push the unemployment rate down to 5.5% from 6.6% this time a year ago, though this has been aided by a drop in the labor-force participation rate. Wage growth is taking longer to materialize than in past recoveries, but recent data has been encouraging, showing modest gains in average hourly earnings and the Employment Cost Index.

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CALVERT GLOBAL ENERGY SOLUTIONS FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	10.0%
Consumer Staples	2.6%
Financials	4.7%
Industrials	25.1%
Information Technology	22.8%
Materials	3.7%
Closed-End Funds	4.5%
Short-Term Investments	2.0%
Utilities	24.6%
Total	100%

Consumer confidence reached a nine-year high during the reporting period, due in part to lower gasoline prices, which should lead to a pick-up in consumer spending and housing activity over the remainder of the year.
Decline in Oil Prices a Positive for U.S. Economy Overall
The price of crude oil fell nearly 50% over the six-month reporting period. Weakening demand due to slowing global growth and a strategic decision by Saudi Arabia, the world’s largest oil producer, to not cut oil production in the face of increased U.S. supplies, were key drivers of the dramatic price decline.
Some economies and sectors stand to benefit from the significant price decline in oil while others will undoubtedly continue to come under pressure. Countries which import a large portion of their energy are the clear winners, with the United States, Europe, Japan, and China benefiting. Within the U.S., states such as North Dakota and Texas will be hurt by lower oil prices; however energy capital expenditure (CapEx) represents less than 2% of GDP and we believe the overall impact of lower energy prices is positive for the U.S.

CALVERT GLOBAL ENERGY SOLUTIONS FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	-0.28%	-7.45%
Class C	-0.74%	-8.34%
Class I	0.00%	-7.09%
Class Y	-0.14%	-7.31%

Ardour Global Alternative Energy Index (Composite)	-5.06%	-8.38%

Lipper Global Natural Resources Funds Average	-15.64%	-17.23%

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Johnson Controls, Inc.		5.2%
Canadian Solar, Inc.		4.9%
SunPower Corp.		4.9%
Capital Stage AG		4.7%
Covanta Holding Corp.		3.6%
First Solar, Inc.		3.3%
Eaton Corp. plc		3.2%
Renewables Infrastructure Group Ltd.		3.1%
China Longyuan Power Group Corp. Ltd.		3.1%
Beijing Jingneng Clean Energy Co. Ltd.		3.0%
Total		39.0%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

economy as a whole due to the significant cost savings its creates in a majority of sectors and the multiplier effect it has throughout the economy.

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Global Easing Continues Amid Low Inflation and Stronger Dollar
The U.S. dollar strengthened throughout the period, hitting a 7-year high vs. the Japanese Yen and a 12-year high against the euro. Since most commodities are priced globally in U.S. dollars, a stronger dollar relative to foreign currencies typically correlates with lower commodity prices, which has kept a lid on inflation.
More than half the central banks in the G20 economies implemented some type of monetary easing policy during the period, which provided additional support for global equities. Most notably, the Bank of Japan announced a massive stimulus policy and the European Central Bank (ECB) followed with a strong quantitative easing (QE) program of its own.
Interest Rate Hikes by the Fed on the Horizon
With the U.S. economy improving, both market sentiment and Federal Reserve officials seem divided on the optimal timing of the Fed’s interest-rate increases. However, consistently low inflation and recent softness in U.S. macroeconomic data—as well as the rapid increase in the dollar’s strength, which has hurt U.S. exports and the manufacturing sector—makes it more likely that the Fed will delay raising rates until later in the year or possibly even next year.
Eurozone Economic Struggles Continue but QE Offers Some Respite
Economic conditions continued to deteriorate in the eurozone through the end of 2014 as inflation turned negative, prompting the ECB to launch its massive QE program. The program has been successful thus far in decreasing the value of the euro in an attempt to stimulate exports and eurozone economies. Manufacturing PMIs, credit demand, and consumer confidence all have been showing signs of modest improvement, indicating a potential positive effect from QE as well as a potential bottoming out of eurozone economic malaise.

CALVERT GLOBAL ENERGY SOLUTIONS FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-11.83%
Five year	-5.10%
Since inception (5/31/2007)	-9.39%

CLASS C SHARES*	(WITH MAX. LOAD)
One year	-9.26%
Five year	-5.12%
Since inception (5/31/2007)	-9.66%

CLASS I SHARES
One year	-7.09%
Five year	-3.71%
Since inception (5/31/2007)	-8.39%

CLASS Y SHARES*
One year	-7.31%
Five year	-3.97%
Since inception (5/31/2007)	-8.70%

*     Calvert Global Energy Solutions Fund first offered Class C shares on July 9, 2011 and Class Y shares on July 29, 2011. Performance prior to those dates reflects the performance of Class A shares at net asset value (NAV). Actual Class C and Class Y share performance would have been different.

Despite these marginally positive developments, we are skeptical that central bankers’ efforts will meaningfully reinvigorate those economies unless accompanied by structural economic reforms. Possible risks from Greece exiting the eurozone and political turmoil emerging in other euro-area countries also remain a lingering concern and may re-surface later in the year.
Stimulus Measures Boost Chinese Stocks but Economic Challenges Remain
Despite Manufacturing PMI weakening throughout the period, Chinese equities rallied on the back of several stimulus

8 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.13%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 9

measures and investor expectations that the government would continue stimulus measures to offset slowing, though still robust, economic growth. China is also benefiting from cheaper oil, which essentially acts as another form of stimulus. The Services PMI held up better than expected, indicating some very modest progress in transitioning away from an investment-driven economy to a more consumer-oriented one. However, structural improvements in social welfare programs, such as health care and retirement planning, will be needed in order to encourage Chinese consumers to spend more and bring down their notoriously high savings rate. Given these challenges, as well as ongoing concerns regarding a potential property-bubble burst, stimulus does not mean the Chinese economy is out of the woods. A hard economic landing remains a possibility down the road.
Outlook
While we may see some continued softness in U.S. macroeconomic data during the first half of the year, we believe U.S. economic growth will continue to exceed growth from other developed countries and we remain positive on the U.S. economy longer-term. We believe the significant positive multiplier effect from lower gas prices hasn’t yet been fully reflected in U.S. economic data, and we are likely to see the additional positive impact in the coming quarters.
In our view, U.S. stocks can still post decent performance, but probably not as good as what we saw in the past couple of years because of higher valuations, slower earnings growth, and potentially having reached peak margins. The stronger dollar, combined with lower commodity prices, tends to benefit consumers and hurt industrial companies, especially those with heavy sales outside the United States, or those directly involved in the energy sector. This is one reason why we continue to favor small-cap stocks on the domestic front.
With lower commodity prices, a stronger dollar, and little wage growth, inflation in the United States will likely remain low for some time to come, while deflationary threats are very real in other parts of the world. This may lead the Federal Reserve to raise interest rates less quickly than currently expected, since challenging global economic conditions can have a significant impact on the U.S. economy. Our position remains that when the Fed does decide to raise rates, the tightening process will be slow and gradual, with the Fed keeping a close eye on interest-rate volatility and its impact on mortgage rates. Even with a gradual tightening, monetary policy should still remain accommodative for an extended period of time. That said, we expect market volatility to increase as we grow closer to the inevitability of higher interest rates.
Calvert Investment Management, Inc.
April 2015

1. The Institute for Supply Management (ISM) Manufacturing PMI is published monthly and shows business conditions in the U.S. manufacturing sector, and is considered a significant indicator of overall economic conditions. The ISM index includes prices paid for all purchases including import purchases and purchases of food and energy, excluding crude oil. A result above 50 indicates that the manufacturing economy is generally expanding; below 50 indicates that it is generally declining.

10 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT GLOBAL WATER FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	5.9%
Financials	5.2%
Industrials	56.6%
Information Technology	2.5%
Materials	6.3%
Short-Term Investments	1.1%
Utilities	22.4%
Total	100%

CALVERT GLOBAL WATER FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	-3.91%	-7.23%
Class C	-4.22%	-7.82%
Class I	-3.67%	-6.67%
Class Y	-3.76%	-6.88%

S-Network Global Water Index	1.45%	-2.04%

Lipper Global Natural Resources Funds Average	-15.64%	-17.23%

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
HD Supply Holdings, Inc.		7.8%
EnerCare, Inc.		5.8%
Rexnord Corp.		4.8%
Pentair plc		4.4%
Calgon Carbon Corp.		4.2%
American Water Works Co., Inc.		3.8%
Tetra Tech, Inc.		3.7%
Ebara Corp.		3.5%
Danaher Corp.		3.5%
Pico Holdings, Inc.		3.2%
Total		44.7%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

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CALVERT GLOBAL WATER FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-11.64%
Five year	8.10%
Since inception (9/30/2008)	7.28%

CLASS C SHARES	(WITH MAX. LOAD)
One year	-8.74%
Five year	8.19%
Since inception (9/30/2008)	7.10%

CLASS I SHARES*
One year	-6.67%
Five year	9.31%
Since inception (9/30/2008)	-8.20%

CLASS Y SHARES**
One year	-6.88%
Five year	9.47%
Since inception (9/30/2008)	8.32%

*    Calvert Global Water Fund first offered Class I shares on January 31, 2014. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.
**    Calvert Global Water Fund first offered Class Y shares on July 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

12 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.83%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER ADVOCACY UPDATE
2014 Corporate Diversity Report Findings Released
In March, Calvert published its 2014 survey findings on the corporate diversity practices of the largely multinational companies that make up the Standard & Poor’s 100 Index (S&P 100), in follow-up to reports published in 2012 and 2010. Calvert believes companies that fully commit to providing a fair and equitable working environment will recognize gains in both the workplace and marketplace.
Key findings from the 2014 survey include:

•
Milestone for women in the board room. In 2014, every company in the S&P 100 had at least one woman on its board of directors. In addition, there was a 17% increase in companies with three or more women and/or minorities on their boards.

•
Diversity commitment on the rise. In the past two years, top scores related to overall corporate commitment have increased by 45%.This stems primarily from greater board oversight of diversity initiatives and increased CEO and/or chair involvement.

•	LGBT policies have advanced overall. However, initiatives for persons with disabilities continue to fall behind other groups.
Overall, in 2014, we saw growing commitment to women and minority employees, momentum around family-friendly work environments, and accelerated progress in support of LGBT employees. Looking ahead, we hope to see enhanced corporate diversity commitments, greater representation of women and minorities on boards, improved EEO1-disclosure, and expanded diversity initiatives for persons with disabilities.
To learn the highest- and lowest-rated companies in the report, A Survey of Corporate Diversity Practices of the S&P 100, and to find out more about the report’s methodology and findings, visit www.calvert.com.
2015 Shareholder Resolutions
Building on our initiatives from 2014, Calvert was the lead filer on 38 shareholder resolutions for the 2015 proxy season, and co-filer on another 18 proposals. Key topics include “big data” and civil rights issues, sustainability reporting, board of director oversight of environmental and social matters, water risk, climate change and greenhouse gas emissions reductions, supply chain labor issues, and board diversity.
Specifically, Calvert asked 14 companies to set a goal and a timeline for reducing their greenhouse gas emissions and filed seven proposals asking companies to issue a sustainability report describing their environmental, social and governance (ESG) performance and goals. To push for improved boardroom diversity, Calvert filed six proposals with companies requesting they report on their plans to increase minority and women Board representation and assess the effectiveness of these efforts. We also filed seven proposals requesting that companies assess and manage the civil rights’ risks related to their use of big data, which refers to data sets so large or complex that traditional data processing applications are inadequate. We also filed proposals on water risk in the agricultural supply chain and on developing a sustainable agriculture policy.
To keep abreast of the outcomes of these 2015 shareholder resolutions, as well as Calvert’s proxy voting and public policy initiatives, visit the “Resources” section on www.calvert.com.

14 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 to March 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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GLOBAL ENERGY SOLUTIONS	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$997.18	$9.21
Hypothetical	$1,000.00	$1,015.71	$9.30
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$992.59	$14.16
Hypothetical	$1,000.00	$1,010.72	$14.29
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,000.00	$6.98
Hypothetical	$1,000.00	$1,017.95	$7.04
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$998.64	$7.97
Hypothetical	$1,000.00	$1,016.95	$8.05
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85%, 1.40%, and 1.60% for Class A, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

GLOBAL WATER	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$960.94	$8.79
Hypothetical	$1,000.00	$1,015.97	$9.03
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$957.84	$12.09
Hypothetical	$1,000.00	$1,012.58	$12.43
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$963.26	$6.31
Hypothetical	$1,000.00	$1,018.50	$6.49
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$962.37	$6.96
Hypothetical	$1,000.00	$1,017.84	$7.16
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.80%, 2.48%, 1.29%, and 1.42% for Class A, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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GLOBAL ENERGY SOLUTIONS FUND
STATEMENT OF NET ASSETS
MARCH 31, 2015

EQUITY SECURITIES - 93.4%	SHARES	VALUE
Austria - 3.4%
Verbund AG	51,034	$853,436
Zumtobel Group AG	102,048	2,529,336
		3,382,772

Brazil - 2.6%
Cosan Ltd.	410,400	2,597,832

Canada - 11.8%
Canadian Solar, Inc.*	146,216	4,882,152
Capstone Infrastructure Corp.	680,472	1,904,656
DIRTT Environmental Solutions*	219,247	1,146,107
Innergex Renewable Energy, Inc.	201,230	1,777,005
Northland Power, Inc.	58,008	791,704
TransAlta Renewables, Inc.	127,025	1,256,930
		11,758,554

China - 10.7%
Beijing Jingneng Clean Energy Co. Ltd.	7,088,221	2,974,712
China Longyuan Power Group Corp. Ltd.	2,825,000	3,082,939
Daqo New Energy Corp. (ADR)*	36,833	976,443
JinkoSolar Holding Co. Ltd. (ADR)*	32,148	824,275
Trina Solar Ltd. (ADR)*	228,170	2,758,575
		10,616,944

France - 4.9%
SunPower Corp.*	154,962	4,851,860

Germany - 7.2%
Capital Stage AG	712,703	4,672,800
PNE Wind AG	599,497	1,468,182
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie*	77,907	1,004,455
		7,145,437

Hong Kong - 1.4%
GCL-Poly Energy Holdings Ltd.*	5,388,000	1,436,524

India - 1.1%
Greenko Group plc*	740,189	1,143,263

Ireland - 3.2%
Eaton Corp. plc	47,007	3,193,656

Italy - 1.3%
Prysmian SpA	61,301	1,261,684

Netherlands - 1.2%
Koninklijke Philips NV	42,582	1,208,473

18 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Spain - 5.0%
EDP Renovaveis SA	299,510	$2,057,731
Gamesa Corporacion Tecnologica SA*	169,457	2,133,672
Saeta Yield SA*	69,707	782,525
		4,973,928

Taiwan - 2.2%
Epistar Corp.	1,343,000	2,159,393

United Kingdom - 8.7%
Delphi Automotive plc	33,582	2,677,829
Dialight plc	95,591	1,074,675
Johnson Matthey plc	16,555	831,370
Renewables Infrastructure Group Ltd.	2,036,981	3,122,514
SIG plc	329,312	992,252
		8,698,640

United States - 28.7%
Ameresco, Inc.*	249,214	1,844,184
BorgWarner, Inc.	35,358	2,138,452
Calgon Carbon Corp.	134,174	2,827,046
Covanta Holding Corp.	160,820	3,607,193
First Solar, Inc.*	55,499	3,318,285
FuelCell Energy, Inc.*	637,512	796,890
Itron, Inc.*	26,116	953,495
Johnson Controls, Inc.	102,321	5,161,071
NextEra Energy, Inc.	19,682	2,047,912
Owens Corning	18,262	792,571
Pattern Energy Group, Inc.	41,986	1,189,044
Quanta Services, Inc.*	75,247	2,146,797
SunEdison, Inc.*	32,377	777,048
Veeco Instruments, Inc.*	30,791	940,665
		28,540,653

Total Equity Securities (Cost $92,022,867)		92,969,613

CLOSED-END FUNDS - 4.5%
Foresight Solar Fund Ltd.	857,914	1,305,605
Greencoat UK Wind plc	1,956,216	3,202,085

Total Closed-End Funds (Cost $4,567,580)		4,507,690

TIME DEPOSIT - 2.0%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.088%, 4/1/15	$1,976,122	1,976,122

Total Time Deposit (Cost $1,976,122)		1,976,122

TOTAL INVESTMENTS (Cost $98,566,569) - 99.9%		99,453,425
Other assets and liabilities, net - 0.1%		100,128
NET ASSETS - 100%		$99,553,553

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 19

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 10,353,408 shares outstanding	$223,073,802
Class C: 2,486,574 shares outstanding	50,179,230
Class I: 43,914 shares outstanding	6,199,466
Class Y: 1,259,472 shares outstanding	9,135,989
Undistributed net investment income (loss)	(201,387)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(189,716,532)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies	882,985

NET ASSETS	$99,553,553

NET ASSET VALUE PER SHARE
Class A (based on net assets of $73,322,844)	$7.08
Class C (based on net assets of $16,653,703)	$6.70
Class I (based on net assets of $316,467)	$7.21
Class Y (based on net assets of $9,260,539)	$7.35

* Non-income producing security. Abbreviations: ADR: American Depositary Receipts plc: Public Limited Company See notes to financial statements.

20 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

GLOBAL WATER FUND
STATEMENT OF NET ASSETS
MARCH 31, 2015

EQUITY SECURITIES - 97.3%	SHARES	VALUE

Brazil - 2.3%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	1,563,267	$8,472,907
Cia de Saneamento de Minas Gerais-COPASA	822,300	4,776,761
		13,249,668

Canada - 12.9%
Capstone Infrastructure Corp.	4,998,104	13,989,805
Chemtrade Logistics Income Fund	344,561	5,816,487
EnerCare, Inc.	2,745,567	33,012,613
Newalta Corp.	590,284	6,515,790
Pure Technologies Ltd.	2,202,103	14,081,097
		73,415,792

China - 1.4%
Beijing Enterprises Water Group Ltd.*	11,348,000	7,746,305

France - 2.0%
Suez Environnement SA	650,187	11,154,551

Israel - 0.4%
Amiad Water Systems Ltd.	1,162,743	2,497,535

Italy - 1.0%
ACEA SpA	439,208	5,619,785

Japan - 4.6%
Ebara Corp.	4,769,000	20,131,242
METAWATER Co. Ltd.	287,000	5,871,315
		26,002,557

Mexico - 1.5%
Empresas ICA SAB de CV*	10,310,247	8,404,578

Netherlands - 2.1%
Arcadis NV	376,664	12,069,365

Philippines - 1.9%
Metro Pacific Investments Corp.	99,557,800	10,760,254

Switzerland - 1.9%
Georg Fischer AG	15,936	10,890,691

United Kingdom - 11.5%
Pentair plc	396,443	24,932,300
Rotork plc	152,788	5,601,257
Severn Trent plc	375,007	11,460,364

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EQUITY SECURITIES - CONT'D	SHARES	VALUE

United Kingdom - Cont'd
Travis Perkins plc	394,664	$11,410,861
United Utilities Group plc	855,152	11,844,215
		65,248,997

United States - 52.6%
Advanced Drainage Systems, Inc.	200,265	5,995,934
Aegion Corp.*	717,918	12,958,420
American Water Works Co., Inc.	402,477	21,818,278
Badger Meter, Inc.	39,398	2,361,516
Calgon Carbon Corp.	1,121,844	23,637,253
California Water Service Group	648,175	15,886,769
Danaher Corp.	233,869	19,855,478
Ecolab, Inc.	50,204	5,742,334
Flowserve Corp.	221,368	12,505,078
Franklin Electric Co., Inc.	229,010	8,734,441
HD Supply Holdings, Inc.*	1,419,174	44,214,366
Mueller Water Products, Inc.	1,498,439	14,759,624
Pico Holdings, Inc.*	1,112,874	18,039,688
Rexnord Corp.*	1,020,164	27,228,177
SJW Corp.	182,408	5,638,231
SPX Corp.	155,856	13,232,174
Tetra Tech, Inc.	882,435	21,196,089
The Toro Co.	169,279	11,869,844
Xylem, Inc.	376,029	13,168,536
		298,842,230

Virgin Islands, British - 1.2%
CT Environmental Group Ltd.	6,342,000	6,829,363

Total Equity Securities (Cost $569,021,450)		552,731,671

TIME DEPOSIT - 1.0%	PRINCIPAL AMOUNT	VALUE
State Street Bank Time Deposit, 0.088%, 4/1/15	$5,867,314	5,867,314

Total Time Deposit (Cost $5,867,314)		5,867,314

TOTAL INVESTMENTS (Cost $574,888,764) - 98.3%		558,598,985
Other assets and liabilities, net - 1.7%		9,719,949
NET ASSETS - 100%		$568,318,934

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 20,606,708 shares outstanding	$378,664,462
Class C: 5,607,647 shares outstanding	100,290,080
Class I: 25,123 shares outstanding	563,270
Class Y: 6,533,981 shares outstanding	129,858,338
Undistributed net investment income (loss)	(1,093,713)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(23,615,391)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies	(16,348,112)

NET ASSETS	$568,318,934

NET ASSET VALUE PER SHARE
Class A (based on net assets of $360,542,937)	$17.50
Class C (based on net assets of $91,667,099)	$16.35
Class I (based on net assets of $442,958)	$17.63
Class Y (based on net assets of $115,665,940)	$17.70

* Non-income producing security. Abbreviations: ADR: American Depositary Receipts plc: Public Limited Company See notes to financial statements.

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STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2015

NET INVESTMENT INCOME	GLOBAL ENERGY SOLUTIONS FUND	GLOBAL WATER FUND
Investment Income:
Dividend income (net of foreign taxes withheld of $39,078 and $330,790, respectively)	$735,820	$4,274,914
Interest income	330	2,557
Total investment income	736,150	4,277,471

Expenses:
Investment advisory fee	445,038	2,566,225
Transfer agency fees and expenses	214,882	591,691
Administrative fees	163,713	1,030,068
Distribution Plan expenses:
Class A	87,296	465,245
Class C	80,762	458,824
Directors' fees and expenses	5,696	22,780
Custodian fees	43,670	87,604
Registration fees	24,813	39,793
Reports to shareholders	19,457	32,795
Professional fees	13,655	21,940
Accounting fees	8,317	38,552
Miscellaneous	5,912	19,575
Total expenses	1,113,211	5,375,092
Reimbursement from Advisor:
Class A	(148,594)	—
Class C	(15,266)	—
Class I	(5,897)	(3,908)
Class Y	(5,917)	—
Net expenses	937,537	5,371,184

NET INVESTMENT INCOME (LOSS)	(201,387)	(1,093,713)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(4,417,960)	(16,115,792)
Foreign currency transactions	(54,142)	(374,121)
	(4,472,102)	(16,489,913)
Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	4,368,146	(7,911,186)
Assets and liabilities denominated in foreign currencies	(6,219)	776
	4,361,927	(7,910,410)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(110,175)	(24,400,323)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($311,562)	($25,494,036)
See notes to financial statements.

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GLOBAL ENERGY SOLUTIONS FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income (loss)	($201,387)	($223,139)
Net realized gain (loss)	(4,472,102)	8,177,170
Change in unrealized appreciation (depreciation)	4,361,927	(5,857,906)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(311,562)	2,096,125

Capital share transactions:
Shares sold:
Class A shares	7,353,338	21,389,009
Class C shares	1,573,700	3,566,377
Class I shares	143,479	35,885
Class Y shares	3,318,894	6,676,603
Redemption fees:
Class A shares	16	3,154
Class C shares	34	314
Class Y shares	—	5
Shares redeemed:
Class A shares	(8,903,626)	(27,716,116)
Class C shares	(2,033,749)	(3,194,614)
Class I shares	(15,358)	(433,546)
Class Y shares	(1,816,620)	(580,260)
Total capital share transactions	(379,892)	(253,189)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(691,454)	1,842,936

NET ASSETS
Beginning of period	100,245,007	98,402,071
End of period (including undistributed net investment loss of $201,387 and $0, respectively)	$99,553,553	$100,245,007

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,082,835	2,852,699
Class C shares	245,123	497,247
Class I shares	21,219	4,729
Class Y shares	477,189	853,259
Shares redeemed:
Class A shares	(1,316,708)	(3,695,586)
Class C shares	(316,017)	(446,613)
Class I shares	(2,286)	(54,603)
Class Y shares	(257,538)	(74,992)
Total capital share activity	(66,183)	(63,860)

See notes to financial statements.

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GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income (loss)	($1,093,713)	($12,350)
Net realized gain (loss)	(16,489,913)	40,467,118
Change in unrealized appreciation (depreciation)	(7,910,410)	(22,040,624)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(25,494,036)	18,414,144

Distributions to shareholders from:
Net investment income:
Class A shares	—	(68,551)
Class C shares	—	(14,539)
Class Y shares	—	(12,396)
Net realized gain:
Class A shares	(26,000,719)	(14,860,794)
Class C shares	(6,686,475)	(3,007,897)
Class I shares	(61,477)	—
Class Y shares	(8,801,749)	(2,403,907)
Total distributions	(41,550,420)	(20,368,084)

Capital share transactions:
Shares sold:
Class A shares	64,825,241	254,889,868
Class C shares	17,014,767	68,168,029
Class I shares	19,630	1,140,707
Class Y shares	37,575,095	120,823,853
Reinvestment of distributions:
Class A shares	23,051,426	13,753,501
Class C shares	5,046,129	2,320,525
Class I shares	61,478	—
Class Y shares	6,430,856	1,859,210
Redemption fees:
Class A shares	1,942	13,115
Class C shares	60	655
Class Y shares	1,051	2,549
Shares redeemed:
Class A shares	(70,287,024)	(63,203,750)
Class C shares	(14,650,932)	(5,078,727)
Class I shares	(607,038)	(51,507)
Class Y shares	(48,805,012)	(12,041,650)
Total capital share transactions	19,677,669	382,596,378

TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,366,787)	380,642,438
See notes to financial statements.

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GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of period	$615,685,721	$235,043,283
End of period (including undistributed net investment loss of $1,093,713 and $0, respectively)	$568,318,934	$615,685,721

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	3,585,818	12,763,057
Class C shares	1,012,185	3,605,056
Class I shares	1,141	56,751
Class Y shares	2,059,433	5,979,295
Reinvestment of distributions:
Class A shares	1,340,199	745,278
Class C shares	313,424	132,799
Class I shares	3,554	—
Class Y shares	370,014	100,149
Shares redeemed:
Class A shares	(3,996,696)	(3,155,623)
Class C shares	(876,357)	(269,682)
Class I shares	(33,841)	(2,482)
Class Y shares	(2,734,810)	(593,843)
Total capital share activity	1,044,064	19,360,755

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Global Energy Solutions Fund (formerly known as Calvert Global Alternative Energy Fund) and Calvert Global Water Fund (the “Funds,” each a “Fund”), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. Calvert Impact Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. Each Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors (“the Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities

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Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Funds, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Funds have retained a third party fair value pricing service to quantitatively analyze the price movement of their holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate

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a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Funds' holdings as of March 31, 2015, based on the inputs used to value them:

GLOBAL ENERGY SOLUTIONS	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Equity Securities*	$58,962,201	$34,007,412	**	—	$92,969,613
Closed-End Funds	—	4,507,690	**	—	4,507,690
Other Debt Obligations	—	1,976,122		—	1,976,122
TOTAL	$58,962,201	$40,491,224		—	$99,453,425

*    For further breakdown of equity securities by country, please refer to the Statement of Net Assets.
**    Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

On March 31, 2015, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities. At March 31, 2015, securities valued at $38,515,102 were transferred out of Level 1 and into Level 2 in Global Energy Solutions.

GLOBAL WATER	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Equity Securities*	$418,844,568	$133,887,103	**	—	$552,731,671
Other Debt Obligations	—	5,867,314		—	5,867,314
TOTAL	$418,844,568	$139,754,417		—	$558,598,985

*    For further breakdown of equity securities by country, please refer to the Statement of Net Assets.
**    Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

On March 31, 2015, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities. At March 31, 2015, securities valued at $133,887,103 were transferred out of Level 1 and into Level 2 in Global Water.

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Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .95% of the average daily net assets of Global Energy Solutions. For its services, the Advisor receives an annual fee, payable monthly, of .90% of the first $250 million of the average daily net assets of Global Water and .85% of all assets above $250 million. Under the terms of the agreement, $79,464 and $422,808 was payable at period end for Global Energy Solutions and Global Water, respectively.
The Advisor has contractually agreed to limit net annual fund operating expenses for Classes A, C, I and Y through January 31, 2016. The contractual expense caps are 1.85% for Class A, 2.85% for Class C, 1.60% for Class Y of each Fund. The contractual expense caps are 1.40% and 1.29% for Class I in Global Energy Solutions and Global Water, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At period end, $26,849 and $1,627 was receivable from the Advisor for Global Energy Solutions and Global Water, respectively.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Funds for an annual fee, payable monthly, of .35% for Classes A, C, and Y of each Fund and .15% for Class I shares of each Fund, based on their average daily net assets. Under the terms of the agreement, $29,223 and $169,580 was payable at period end for Global Energy Solutions and Global Water, respectively.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund has adopted a Distribution Plan that permits each Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $29,482 and $155,148 was payable at period end for Global Energy Solutions and Global Water, respectively.
CID received $24,594 and $143,607 as its portion of commissions charged on sales of Class A shares of Global Energy Solutions and Global Water, respectively, for the six months ended March 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Funds. For its services, CIS received a fee of $33,933 and $67,358 for the six months ended March 31, 2015 for Global Energy Solutions and Global Water, respectively. Under the terms of the agreement, $5,569 and $10,852 was payable at period end for Global Energy Solutions and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 ($48,000 prior to January 1, 2015) plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 ($5,000 prior to January 1, 2015) annually may be paid to the Committee chairs ($10,000 for the Board chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members,

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plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Purchases	$45,433,971	$345,253,854
Sales	46,817,347	369,305,383

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE	GLOBAL ENERGY SOLUTIONS
30-Sep-17	($21,115,915)
30-Sep-18	(56,693,584)
30-Sep-19	(43,799,530)

NO EXPIRATION DATE
Long-term	($62,688,434)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration.
As of March 31, 2015, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Unrealized appreciation	$9,139,837	$24,771,588
Unrealized (depreciation)	(8,674,188)	(49,768,602)
Net unrealized appreciation/(depreciation)	$465,649	($24,997,014)

Federal income tax cost of investments	$98,987,776	$583,595,999
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

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The Funds had no loans outstanding pursuant to this line of credit at March 31, 2015. For the six months ended March 31, 2015, borrowings by the Funds under the agreement were as follows:

	AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
GLOBAL ENERGY SOLUTIONS	$26,298	1.35%	$878,668	October 2014
GLOBAL WATER	$423,731	1.38%	$8,563,293	January 2015
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of March 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

34 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$7.10	$6.94	$5.16
Income from investment operations:
Net investment income (loss)	(.01)	—	(.01)
Net realized and unrealized gain (loss)	(.01)	.16	1.79
Total from investment operations	(.02)	.16	1.78
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Total increase (decrease) in net asset value	(.02)	.16	1.78
Net asset value, ending	$7.08	$7.10	$6.94

Total return*	(.28%)	2.31%	34.50%
Ratios to average net assets: A
Net investment income (loss)	(.29%) (a)	(.05%)	(.19%)
Total expenses	2.28% (a)	2.13%	2.40%
Expenses before offsets	1.85% (a)	1.85%	1.85%
Net expenses	1.85% (a)	1.85%	1.85%
Portfolio turnover	48%	62%	90%
Net assets, ending (in thousands)	$73,323	$75,155	$79,302

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$5.48	$8.22	$10.45
Income from investment operations:
Net investment income (loss)	(.01)	.10	(.07)
Net realized and unrealized gain (loss)	(.17)	(2.84)	(2.16)
Total from investment operations	(.18)	(2.74)	(2.23)
Distributions from:
Net investment income	(.14)	—	—
Net realized gain	—	—	—
Total distributions	(.14)	—	—
Total increase (decrease) in net asset value	(.32)	(2.74)	(2.23)
Net asset value, ending	$5.16	$5.48	$8.22

Total return*	(3.27%)	(33.33%)	(21.34%)
Ratios to average net assets: A
Net investment income (loss)	(.21%)	1.28%	(.69%)
Total expenses	2.57%	2.30%	2.29%
Expenses before offsets	1.85%	1.85%	1.85%
Net expenses	1.85%	1.85%	1.85%
Portfolio turnover	52%	65%	73%
Net assets, ending (in thousands)	$57,727	$76,921	$145,314
See notes to financial highlights.

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GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS C SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$6.75	$6.66	$5.00
Income from investment operations:
Net investment income (loss)	(.04)	(.07)	(.07)
Net realized and unrealized gain (loss)	(.01)	.16	1.73
Total from investment operations	(.05)	.09	1.66
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Total increase (decrease) in net asset value	(.05)	.09	1.66
Net asset value, ending	$6.70	$6.75	$6.66

Total return*	(.74%)	1.35%	33.20%
Ratios to average net assets: A
Net investment income (loss)	(1.29%) (a)	(1.04%)	(1.21%)
Total expenses	3.04% (a)	2.93%	3.20%
Expenses before offsets	2.85% (a)	2.85%	2.85%
Net expenses	2.85% (a)	2.85%	2.85%
Portfolio turnover	48%	62%	90%
Net assets, ending (in thousands)	$16,654	$17,256	$16,697

		YEARS ENDED
CLASS C SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$5.28	$7.99	$10.26
Income from investment operations:
Net investment income (loss)	(.06)	.02	(.15)
Net realized and unrealized gain (loss)	(.17)	(2.73)	(2.12)
Total from investment operations	(.23)	(2.71)	(2.27)
Distributions from:
Net investment income	(.05)	—	—
Net realized gain	—	—	—
Total distributions	(.05)	—	—
Total increase (decrease) in net asset value	(.28)	(2.71)	(2.27)
Net asset value, ending	$5.00	$5.28	$7.99

Total return*	(4.38%)	(33.92%)	(22.12%)
Ratios to average net assets: A
Net investment income (loss)	(1.22%)	.28%	(1.68%)
Total expenses	3.37%	3.10%	3.10%
Expenses before offsets	2.85%	2.85%	2.85%
Net expenses	2.85%	2.85%	2.85%
Portfolio turnover	52%	65%	73%
Net assets, ending (in thousands)	$13,595	$18,300	$33,191
See notes to financial highlights.

36 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS I SHARES	MARCH 31, 2015	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$7.21	$7.02	$5.19
Income from investment operations:
Net investment income	.01	.03	—
Net realized and unrealized gain (loss)	(.01)	.16	1.83
Total from investment operations	—	.19	1.83
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Total increase (decrease) in net asset value	—	.19	1.83
Net asset value, ending	$7.21	$7.21	$7.02

Total return*	0.00%	2.71%	35.26%
Ratios to average net assets: A
Net investment income	.28% (a)	.34%	.04%
Total expenses	6.14% (a)	2.88%	3.19%
Expenses before offsets	1.40% (a)	1.40%	1.40%
Net expenses	1.40% (a)	1.40%	1.40%
Portfolio turnover	48%	62%	90%
Net assets, ending (in thousands)	$316	$180	$525

		YEARS ENDED
CLASS I SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$5.59	$8.34	$10.56
Income from investment operations:
Net investment income (loss)	.02	.17	(.02)
Net realized and unrealized gain (loss)	(.18)	(2.92)	(2.20)
Total from investment operations	(.16)	(2.75)	(2.22)
Distributions from:
Net investment income	(.24)	—	—
Net realized gain	—	—	—
Total distributions	(.24)	—	—
Total increase (decrease) in net asset value	(.40)	(2.75)	(2.22)
Net asset value, ending	$5.19	$5.59	$8.34

Total return*	(2.77%)	(32.97%)	(21.02%)
Ratios to average net assets: A
Net investment income (loss)	.38%	2.00%	(.25%)
Total expenses	1.77%	1.51%	1.55%
Expenses before offsets	1.40%	1.40%	1.40%
Net expenses	1.40%	1.40%	1.40%
Portfolio turnover	52%	65%	73%
Net assets, ending (in thousands)	$725	$4,916	$9,057
See notes to financial highlights.

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GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS Y SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$7.36	$7.18	$5.32
Income from investment operations:
Net investment income	—	.02	.01
Net realized and unrealized gain (loss)	(.01)	.16	1.85
Total from investment operations	(.01)	.18	1.86
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Total increase (decrease) in net asset value	(.01)	.18	1.86
Net asset value, ending	$7.35	$7.36	$7.18

Total return*	(.14%)	2.51%	34.96%
Ratios to average net assets: A
Net investment income	.08% (a)	.33%	.16%
Total expenses	1.76% (a)	1.85%	2.50%
Expenses before offsets	1.60% (a)	1.60%	1.60%
Net expenses	1.60% (a)	1.60%	1.60%
Portfolio turnover	48%	62%	90%
Net assets, ending (in thousands)	$9,261	$7,654	$1,877

	PERIODS ENDED
CLASS Y SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z) ^^
Net asset value, beginning	$5.49	$7.70
Income from investment operations:
Net investment income (loss)	.05	(.01)
Net realized and unrealized gain (loss)	(.22)	(2.20)
Total from investment operations	(.17)	(2.21)
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(.17)	(2.21)
Net asset value, ending	$5.32	$5.49

Total return*	(3.10%)	(28.70%)
Ratios to average net assets: A
Net investment income (loss)	.90%	(.92%) (a)
Total expenses	6.75%	873.75% (a)
Expenses before offsets	1.60%	1.60% (a)
Net expenses	1.60%	1.60% (a)
Portfolio turnover	52%	65%**
Net assets, ending (in thousands)	$897	$9
See notes to financial highlights.

38 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$19.55	$19.12	$15.98
Income from investment operations:
Net investment income (loss)	(.03)	.01	(.04)
Net realized and unrealized gain (loss)	(.76)	1.77	3.99
Total from investment operations	(.79)	1.78	3.95
Distributions from:
Net investment income	—	(.01)	(.01)
Net realized gain	(1.26)	(1.34)	(.80)
Total distributions	(1.26)	(1.35)	(.81)
Total increase (decrease) in net asset value	(2.05)	.43	3.14
Net asset value, ending	$17.50	$19.55	$19.12

Total return*	(3.91%)	9.69%	25.81%
Ratios to average net assets: A
Net investment income (loss)	(.34%) (a)	.05%	(.23)%
Total expenses	1.80% (a)	1.85%	2.04%
Expenses before offsets	1.80% (a)	1.85%	1.85%
Net expenses	1.80% (a)	1.85%	1.85%
Portfolio turnover	59%	77%	104%
Net assets, ending (in thousands)	$360,543	$384,697	$178,275

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010 (z)
Net asset value, beginning	$14.29	$15.40	$14.85
Income from investment operations:
Net investment income	.02	.06	.02
Net realized and unrealized gain (loss)	3.29	(.69)	.79
Total from investment operations	3.31	(.63)	.81
Distributions from:
Net investment income	(.04)	(.02)	(.03)
Net realized gain	(1.58)	(.46)	(.23)
Total distributions	(1.62)	(.48)	(.26)
Total increase (decrease) in net asset value	1.69	(1.11)	.55
Net asset value, ending	$15.98	$14.29	$15.40

Total return*	25.16%	(4.38%)	5.50%
Ratios to average net assets: A
Net investment income	.16%	.36%	.16%
Total expenses	2.34%	2.32%	2.69%
Expenses before offsets	1.85%	1.85%	1.85%
Net expenses	1.85%	1.85%	1.85%
Portfolio turnover	116%	125%	61%
Net assets, ending (in thousands)	$55,964	$39,535	$35,401
See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS C SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$18.41	$18.20	$15.38
Income from investment operations:
Net investment income (loss)	(.09)	(.12)	(.19)
Net realized and unrealized gain (loss)	(.71)	1.68	3.81
Total from investment operations	(.80)	1.56	3.62
Distributions from:
Net investment income	—	(.01)	—
Net realized gain	(1.26)	(1.34)	(.80)
Total distributions	(1.26)	(1.35)	(.80)
Total increase (decrease) in net asset value	(2.06)	.21	2.82
Net asset value, ending	$16.35	$18.41	$18.20

Total return*	(4.22%)	8.93%	24.63%
Ratios to average net assets: A
Net investment income (loss)	(1.02%) (a)	(.65%)	(1.16%)
Total expenses	2.48% (a)	2.53%	2.79%
Expenses before offsets	2.48% (a)	2.53%	2.79%
Net expenses	2.48% (a)	2.53%	2.79%
Portfolio turnover	59%	77%	104%
Net assets, ending (in thousands)	$91,667	$94,985	$30,759

		YEARS ENDED
CLASS C SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010 (z)
Net asset value, beginning	$13.90	$15.12	$14.70
Income from investment operations:
Net investment income (loss)	(.12)	(.10)	(.13)
Net realized and unrealized gain (loss)	3.18	(.66)	.79
Total from investment operations	3.06	(.76)	.66
Distributions from:
Net investment income	—	—	(.01)
Net realized gain	(1.58)	(.46)	(.23)
Total distributions	(1.58)	(.46)	(.24)
Total increase (decrease) in net asset value	1.48	(1.22)	.42
Net asset value, ending	$15.38	$13.90	$15.12

Total return*	23.90%	(5.33%)	4.51%
Ratios to average net assets: A
Net investment income (loss)	(.81%)	(.60%)	(.90%)
Total expenses	3.20%	3.26%	3.96%
Expenses before offsets	2.85%	2.85%	2.85%
Net expenses	2.85%	2.85%	2.85%
Portfolio turnover	116%	125%	61%
Net assets, ending (in thousands)	$8,574	$5,537	$3,202
See notes to financial highlights.

40 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z) ^
Net asset value, beginning	$19.64	$18.99
Income from investment operations:
Net investment income	—	.04
Net realized and unrealized gain (loss)	(.75)	.61
Total from investment operations	(.75)	.65
Distributions from:
Net investment income	—	—
Net realized gain	(1.26)	—
Total distributions	(1.26)	—
Total increase (decrease) in net asset value	(2.01)	.65
Net asset value, ending	$17.63	$19.64

Total return*	(3.67%)	3.42%
Ratios to average net assets: A
Net investment income	.04% (a)	.24% (a)
Total expenses	2.12% (a)	4.85% (a)
Expenses before offsets	1.29% (a)	1.29% (a)
Net expenses	1.29% (a)	1.29% (a)
Portfolio turnover	59%	77%
Net assets, ending (in thousands)	$443	$1,066

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS Y SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$19.73	$19.21	$16.03
Income from investment operations:
Net investment income	—	.07	.01
Net realized and unrealized gain (loss)	(.77)	1.80	3.99
Total from investment operations	(.77)	1.87	4.00
Distributions from:
Net investment income	—	(.01)	(.02)
Net realized gain	(1.26)	(1.34)	(.80)
Total distributions	(1.26)	(1.35)	(.82)
Total increase (decrease) in net asset value	(2.03)	.52	3.18
Net asset value, ending	$17.70	$19.73	$19.21

Total return*	(3.76%)	10.14%	26.07%
Ratios to average net assets: A
Net investment income	.02% (a)	.36%	.08%
Total expenses	1.42% (a)	1.49%	1.66%
Expenses before offsets	1.42% (a)	1.49%	1.60%
Net expenses	1.42% (a)	1.49%	1.60%
Portfolio turnover	59%	77%	104%
Net assets, ending (in thousands)	$115,666	$134,938	$26,009

		YEARS ENDED
CLASS Y SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010 (z)
Net asset value, beginning	$14.28	$15.44	$14.83
Income from investment operations:
Net investment income	.05	.12	.09
Net realized and unrealized gain (loss)	3.31	(.71)	.77
Total from investment operations	3.36	(.59)	.86
Distributions from:
Net investment income	(.03)	(.11)	(.02)
Net realized gain	(1.58)	(.46)	(.23)
Total distributions	(1.61)	(.57)	(.25)
Total increase (decrease) in net asset value	1.75	(1.16)	.61
Net asset value, ending	$16.03	$14.28	$15.44

Total return*	25.55%	(4.22%)	5.84%
Ratios to average net assets: A
Net investment income	.40%	.76%	.61%
Total expenses	2.12%	2.56%	8.03%
Expenses before offsets	1.60%	1.60%	1.60%
Net expenses	1.60%	1.60%	1.60%
Portfolio turnover	116%	125%	61%
Net assets, ending (in thousands)	$3,692	$2,934	$345
See notes to financial highlights.

42 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Portfolio turnover is not annualized for periods of less than one year.
^    From January 31, 2014 inception.
^^    From July 29, 2011 inception.
See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 43

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International and Global funds, by country, and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

44 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to each Fund.
In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, a variety of information relating to the Funds and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement with respect to each Fund. Prior to voting, the disinterested Directors reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of each Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Fund; the effect of each Fund’s growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to each Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness

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of the Funds’ and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Funds and the Advisor. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.
In considering each Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:
Global Energy Solutions Fund. For the one-, three- and five-year periods ended June 30, 2014, the Fund performed below the median of its peer universe. The Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. The Board also considered management’s discussion of the limitations on the active benchmark against which the Fund’s performance was measured as well as the Fund’s performance against a custom active benchmark. Based upon its review, the Board concluded that appropriate action was being taken to address the Fund’s performance.
Global Water Fund. For the one-year period ended June 30, 2014, the Fund performed below the median of its peer universe. For the three- and five-year periods ended June 30, 2014, the Fund performed above the median of its peer universe. The Fund underperformed its Lipper index for the one-year period ended June 30, 2014. The Fund outperformed its Lipper index for the three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Fund’s recent performance. Based upon its review, the Board concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Funds’ fees and expenses, the Board compared each Fund’s fees and total expense ratio with various comparative data for the funds in each Fund’s respective peer group or peer universe, as applicable. This data, and the considerations of the Board with respect to the Funds’ fees and expenses, included the following:
Global Energy Solutions Fund. The Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its

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review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
Global Water Fund. The Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer universe. The Board also took into account that the Advisor had reduced the advisory fee it charges to the Fund by adding a breakpoint to the advisory fee schedule effective January 1, 2014. The Board also noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board noted that the Advisor was reimbursing any of the Fund’s expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a Fund-by-Fund basis. In reviewing the overall profitability of the advisory fee to the Funds’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative, and distribution services to the Funds for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor was reimbursing a portion of Global Energy Solutions Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Funds and that the Advisor had reduced the advisory fee it charged to the Global Water Fund by adding a breakpoint to that Fund’s advisory fee schedule. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Funds. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Funds was reasonable.
The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee for the Global Energy Solutions Fund at specified asset levels would not be appropriate at this time given the Fund's current size. The Board also took into account the addition of a breakpoint in the advisory fee schedule for Global Water Fund effective January 1, 2014, that would reduce the advisory fee rate on assets above a certain specified asset level. The Board noted that if the Funds’ assets increased over time, the Funds might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement with respect to each Fund, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and

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other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to each Fund based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services provided by the Subadvisor; the Subadvisor's management style and long-term performance record; each Fund’s performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Subadvisor under each Fund’s Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Funds’ performance during the one-, three- and five-year periods ended June 30, 2014, as applicable, as compared to the Fund’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.
In considering the cost of services provided by the Subadvisor to each Fund and the profitability to the Subadvisor of its relationship with each Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee with respect to each Fund at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee for each Fund was reasonable in view of the quality of services received by the Fund from the Subadvisor and the other factors considered. For each of the above reasons, the cost of services provided by the Subadvisor to each Fund and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Funds to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for each Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.
In reapproving the Investment Subadvisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to

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manage each Fund's assets in accordance with each Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken to address the performance of the Global Energy Solutions Fund, and the overall performance of the Global Water Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) each Fund's advisory and subadvisory fees are reasonable in view of the quality of services received by the Fund from the Advisor and Subadvisor, respectively, and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund would be in the best interests of the Funds and their respective shareholders.

50 www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED)

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT SOLUTION STRATEGIES	CALVERT'S FAMILY OF FUNDS

Municipal Funds
Tax-Free Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Calvert Green Bond Fund

Semi-Annual Report March 31, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
10	Shareholder Advocacy Update
11	Shareholder Expense Example
13	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
21	Notes to Financial Statements
27	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
32	Basis for Board’s Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014 and into the first quarter of 2015, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post-crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the previous 12 months, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies, saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefitted substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

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Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.
Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and has made many contributions to public policy and corporate governance. Today we are bringing Calvert’s deep expertise in socially responsible investing, public and private policy work, and investment management to a new level with a focus on developing principles and setting standards for use in our investment management processes, our active ownership and engagement discipline and within our investment risk management processes.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments, Inc. appreciate the confidence and trust you have placed in us.
John Streur
April 2015

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PORTFOLIO MANAGEMENT DISCUSSION

Catherine Roy, CFA Senior Vice President and Chief Investment Officer, Fixed Income
Investment Climate
A very divergent economic picture between the United States and much of the rest of the world prompted central bank actions that affected global currencies and drove financial-market returns over the six-month reporting period. The markets also reacted to new information on key geopolitical situations, notably in the Ukraine.
The economic divergence theme was apparent in Europe, which featured consumer price deflation in many countries. China and Japan also experienced slower growth. In the United States, economic growth pulled back from the strong pace set in mid-2014 to a rate more in line with the Fed’s projected long-run average of 2.2%. While modest, this growth rate was superior to that of many other countries. The U.S. headline Consumer Price Index, which measures inflation excluding volatile food and energy prices, became slightly negative towards the end of the reporting period.
In January, the European Central Bank (ECB) announced a long-awaited quantitative easing program, which had significant market impact. In anticipation of the January ECB decision, some other European central banks, as well as Japan and China, increased monetary accommodation through interest-rate cuts and/or expanded bond purchase programs. In stark contrast, the U.S. Federal Reserve prepared markets for a small and slow series of interest-rate increases, slated to start sometime in 2015. The Fed anticipates that extremely low domestic inflation will be transitory, driven by the drop in energy prices, and is not a problem brought on by lack of consumer demand. In addition, the U.S. labor market is relatively strong, which has long been one condition the Fed required to start a slow removal of monetary accommodation.
Big moves in the world’s major currencies were a byproduct of these central bank actions. In the middle of 2014, the U.S. dollar began a sharp climb against other currencies that drove it to multi-year highs. The Bloomberg DXY, an index that measures the dollar against major currencies, appreciated 14.5% over the six-month reporting period. Tightly correlated to the dollar’s rally was a sharp drop in the price of oil—a market set up for a price collapse due to a massive demand-supply imbalance.
Bonds Provided Positive Returns
The global fixed-income markets generally reacted positively to the ECB-led central bank easing. U.S. bond yields gyrated over the reporting period, but at the end tended to be lower and so bond returns were positive.

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CALVERT GREEN BOND FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	35.1%
Financial Institutions	11.6%
Industrial	21.4%
Utility	2.1%
Government Related	8.0%
Agency	1.9%
Local Authority	2.5%
Supranational	3.6%
Securitized	18.9%
Asset-Backed Securities	5.4%
Collateral Mortgage-Backed Securities	3.4%
Mortgage-Backed Passthrough	10.1%
Short-Term Investments	17.7%
Treasury	20.3%
Total	100%

The ten-year T-note yield fell 58 basis points1 (bps) to 1.94%, while the 30-year fixed-rate mortgage average fell 50 bps to 3.69%. The Barclays U.S. Credit Index average yield declined 18 bps to 2.83%.
In terms of total return, the Barclays Long Credit Index rose 7.24%, the broad intermediate Barclays U.S. Credit Index returned 3.96%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 1.48%. The Barclays US Aggregate Index returned 3.43% and the Bank of America Merrill Lynch High Yield Master II Index was little changed, up 1.45%.
Outlook
The United States economy is expanding moderately and has weathered global weakness better than other most other major economies.

CALVERT GREEN BOND FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	3.29%	5.13%
Class I	3.50%	5.51%
Class Y	3.48%	5.58%

Barclays U.S. Aggregate Bond Index	3.43%	5.72%

Lipper A-Rated Corporate Debt Funds Average	3.78%	6.46%

	30 DAYS ENDED
SEC YIELD	9/30/14	3/31/15
Class A	1.28%	1.29%
Class I	1.71%	1.65%
Class Y	1.59%	1.59%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

The 5.5% headline unemployment rate is just above the Federal Open Market Commission’s (FOMC) long-term target range. Wage growth is modest but steady. The labor-force participation rate, however, remains low—influenced by demographics and the long-term loss of traditional middle-wage jobs to overseas competition and automation. Workers in general, however, are in improved bargaining positions. The Fed’s benchmark consumer inflation rate hovers around zero, sharply below the 2% target.
Despite another cold winter, U.S. economic growth in 2015 could approach 3% in the absence of a material systemic shock. We expect inflation to continue well below the

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Fed’s 2% target. Improvement in the labor market should continue, with unemployment below 5.5%. Discord on Capitol Hill promises to add some uncertainty to late-summer debt-ceiling negotiations. Household consumption remains the major engine of growth and should be supported by lower energy prices. Lower energy prices, however, are likely to depress earnings and investment from energy-industry companies and the much-stronger dollar may dampen overall U.S. corporate earnings. Housing-sector activity remains a disappointment, despite very low mortgage rates, and residential mortgage lending remains relatively restrained in the post-crisis market. The U.S. trade situation may deteriorate given continued strength of the dollar, which could drive up import costs.
If U.S. data trends hold, within the context of the global backdrop of disinflation and central bank easing, we expect the Fed to raise short-term interest rates by late 2015. If lift-off is in 2015, however, we expect no more than two quarter-point increases over the balance of the year. If the weaker global picture and price disinflation persist, there is a reasonable chance the Fed will delay any rate increases into 2016.
Over the longer term, we expect the benchmark 10-year T-note yield to fluctuate between 2% and 3%, influenced by the trend in economic data surprises, major central bank forward guidance, expected low global inflation rates, and flows in global fixed-income markets. We expect short-term money markets rates to remain close to zero percent for much of 2015.
Calvert Investment Management, Inc.
April 2015

1. A basis point is 0.01 percentage points

CALVERT GREEN BOND FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	1.16%
Since inception (10/31/2013)	1.21%

CLASS I SHARES
One year	5.51%
Since inception (10/31/2013)	4.33%

CLASS Y SHARES
One year	5.58%
Since inception (10/31/2013)	4.29%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A, I and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.99%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER ADVOCACY UPDATE
2014 Corporate Diversity Report Findings Released
In March, Calvert published its 2014 survey findings on the corporate diversity practices of the largely multinational companies that make up the Standard & Poor’s 100 Index (S&P 100), in follow-up to reports published in 2012 and 2010. Calvert believes companies that fully commit to providing a fair and equitable working environment will recognize gains in both the workplace and marketplace.
Key findings from the 2014 survey include:

•
Milestone for women in the board room. In 2014, every company in the S&P 100 had at least one woman on its board of directors. In addition, there was a 17% increase in companies with three or more women and/or minorities on their boards.

•
Diversity commitment on the rise. In the past two years, top scores related to overall corporate commitment have increased by 45%.This stems primarily from greater board oversight of diversity initiatives and increased CEO and/or chair involvement.

•	LGBT policies have advanced overall. However, initiatives for persons with disabilities continue to fall behind other groups.
Overall, in 2014, we saw growing commitment to women and minority employees, momentum around family-friendly work environments, and accelerated progress in support of LGBT employees. Looking ahead, we hope to see enhanced corporate diversity commitments, greater representation of women and minorities on boards, improved EEO1-disclosure, and expanded diversity initiatives for persons with disabilities.
To learn the highest- and lowest-rated companies in the report, A Survey of Corporate Diversity Practices of the S&P 100, and to find out more about the report’s methodology and findings, visit www.calvert.com.
2015 Shareholder Resolutions
Building on our initiatives from 2014, Calvert was the lead filer on 38 shareholder resolutions for the 2015 proxy season, and co-filer on another 18 proposals. Key topics include “big data” and civil rights issues, sustainability reporting, board of director oversight of environmental and social matters, water risk, climate change and greenhouse gas emissions reductions, supply chain labor issues, and board diversity.
Specifically, Calvert asked 14 companies to set a goal and a timeline for reducing their greenhouse gas emissions and filed seven proposals asking companies to issue a sustainability report describing their environmental, social and governance (ESG) performance and goals. To push for improved boardroom diversity, Calvert filed six proposals with companies requesting they report on their plans to increase minority and women Board representation and assess the effectiveness of these efforts. We also filed seven proposals requesting that companies assess and manage the civil rights’ risks related to their use of big data, which refers to data sets so large or complex that traditional data processing applications are inadequate. We also filed proposals on water risk in the agricultural supply chain and on developing a sustainable agriculture policy.
To keep abreast of the outcomes of these 2015 shareholder resolutions, as well as Calvert’s proxy voting and public policy initiatives, visit the “Resources” section on www.calvert.com.

10 www.calvert.com CALVERT GREEN BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 to March 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$1,032.86	$4.46
Hypothetical	$1,000.00	$1,020.54	$4.43
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,035.04	$2.54
Hypothetical	$1,000.00	$1,022.44	$2.52
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,034.78	$3.20
Hypothetical	$1,000.00	$1,021.79	$3.18
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.88%, 0.50%, and 0.63% for Class A, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT GREEN BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

SCHEDULE OF INVESTMENTS
MARCH 31, 2015

ASSET-BACKED SECURITIES - 6.3%	PRINCIPAL AMOUNT	VALUE

Dell Equipment Finance Trust, 1.80%, 6/22/20 (e)	$420,000	$418,805
Ford Credit Auto Lease Trust, 1.50%, 3/15/17 (e)	100,000	100,059
Ford Credit Auto Owner Trust/Ford Credit, 2.41%, 11/15/25 (e)	300,000	302,598
Ford Credit Floorplan Master Owner Trust, 1.82%, 1/15/18	150,000	150,707
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (e)	305,287	323,938
Series III LLC, 4.02%, 7/20/44 (e)	390,993	398,585
Series III LLC, 5.44%, 7/20/44 (e)	195,544	203,659
Toyota Auto Receivables Owner Trust, 1.18%, 6/17/19	300,000	300,461

Total Asset-Backed Securities (Cost $2,167,053)		2,198,812

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.9%
GRACE Mortgage Trust, 3.59%, 6/10/28 (e)(r)	400,000	389,431
JP Morgan Chase Commercial Mortgage Securities Trust, 3.805%, 6/10/27 (e)(r)	450,000	455,231
Morgan Stanley Capital I Trust:
2014-CPT F, 3.446%, 7/13/29 (e)(r)	430,000	420,304
2014-CPT G, 3.446%, 7/13/29 (e)(r)	100,000	95,606

Total Commercial Mortgage-Backed Securities (Cost $1,333,019)		1,360,572

CORPORATE BONDS - 45.2%
African Development Bank, 0.75%, 10/18/16	370,000	371,027
American Airlines B Pass Through Trust:
5.60%, 1/15/22 (e)	180,081	189,751
3.70%, 11/1/24	250,000	250,625
American Airlines Group, Inc., 4.625%, 3/1/20 (e)	100,000	97,938
American Express Credit Corp., 0.82%, 3/18/19 (r)	350,000	349,833
American Tower Corp., 3.45%, 9/15/21	200,000	204,153
American Water Capital Corp., 3.40%, 3/1/25	200,000	207,016
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	250,000	246,644
Asian Development Bank, 2.125%, 3/19/25	300,000	302,582
AT&T, Inc., 2.375%, 11/27/18	150,000	151,931
Bank of America Corp.:
4.125%, 1/22/24	250,000	267,709
4.00%, 1/22/25	150,000	151,214
4.25%, 10/22/26	100,000	103,234
Burlington Northern Santa Fe LLC, 3.05%, 3/15/22	250,000	256,884
Capital One Bank, 2.25%, 2/13/19	300,000	301,588
Citigroup, Inc.:
2.50%, 9/26/18	350,000	356,860
3.75%, 6/16/24	100,000	104,516
Continental Airlines Pass Through Trust, 6.25%, 10/11/21	254,391	270,927

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CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Cummins, Inc., 4.875%, 10/1/43	$250,000	$296,622
CVS Health Corp., 2.75%, 12/1/22	400,000	401,890
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.15%, 3/15/42	420,000	438,930
European Investment Bank, 2.50%, 10/15/24	200,000	208,251
Ford Motor Credit Co. LLC, 1.182%, 11/4/19 (r)	300,000	300,256
General Electric Co., 2.70%, 10/9/22	345,000	350,901
Goldman Sachs Group, Inc.:
2.375%, 1/22/18	250,000	255,108
3.625%, 1/22/23	200,000	206,875
3.50%, 1/23/25	100,000	101,755
Home Depot, Inc., 4.20%, 4/1/43	150,000	163,872
International Finance Corp., 0.625%, 11/15/16	200,000	199,933
Johnson Controls, Inc., 3.625%, 7/2/24	250,000	259,048
JPMorgan Chase & Co.:
1.212%, 1/23/20 (r)	100,000	101,523
3.625%, 5/13/24	250,000	259,948
3.875%, 9/10/24	100,000	102,589
KFW, 1.75%, 10/15/19	200,000	203,033
Masco Corp., 4.45%, 4/1/25	100,000	103,250
Massachusetts Institute of Technology, 3.959%, 7/1/38	375,000	403,062
Methanex Corp., 5.65%, 12/1/44	125,000	131,287
Mondelez International, Inc.:
0.775%, 2/1/19 (r)	150,000	148,650
2.25%, 2/1/19	200,000	202,246
Morgan Stanley:
0.997%, 7/23/19 (r)	350,000	349,552
3.70%, 10/23/24	100,000	104,258
Nissan Motor Acceptance Corp.:
0.969%, 9/26/16 (e)(r)	250,000	251,440
2.35%, 3/4/19 (e)	100,000	101,818
Nordic Investment Bank, 2.25%, 9/30/21	200,000	206,089
North American Development Bank, 2.40%, 10/26/22	150,000	148,263
Oracle Corp., 4.50%, 7/8/44	200,000	222,912
Prologis LP, 3.35%, 2/1/21	250,000	259,513
Prudential Financial, Inc., 2.30%, 8/15/18	300,000	306,305
Regency Centers LP, 3.75%, 6/15/24	400,000	412,296
SABMiller Holdings, Inc., 3.75%, 1/15/22 (e)	300,000	315,588
Sprint Capital Corp., 6.90%, 5/1/19	140,000	144,725
Sprint Corp., 7.25%, 9/15/21	250,000	251,250
Telefonica Emisiones SAU:
3.992%, 2/16/16	100,000	102,545
3.192%, 4/27/18	200,000	208,588
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	600,000	622,500
Time Warner Cable, Inc., 5.50%, 9/1/41	250,000	287,186
United Airlines Pass Through Trust, 4.625%, 3/3/24	160,000	160,448

14 www.calvert.com CALVERT GREEN BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Verizon Communications, Inc.:
2.625%, 2/21/20	$200,000	$203,472
4.862%, 8/21/46	400,000	418,774
Virgin Australia Trust:
7.125%, 10/23/18 (e)	168,708	172,470
6.00%, 4/23/22 (e)	159,785	165,377
5.00%, 4/23/25 (e)	171,810	180,830
Vornado Realty LP, 2.50%, 6/30/19	600,000	604,817
Whirlpool Corp., 3.70%, 5/1/25	400,000	411,730
Xerox Corp., 2.80%, 5/15/20	200,000	201,795

Total Corporate Bonds (Cost $15,440,444)		15,838,002

MUNICIPAL OBLIGATIONS - 2.9%
Massachusetts Clean Water Trust Revenue Bonds, 5.192%, 8/1/40	150,000	178,584
Metropolitan Water District of Southern California Revenue Bonds, 6.947%, 7/1/40	250,000	301,828
Santa Clara Valley California Transportation Authority Revenue Bonds, 5.876%, 4/1/32	430,000	537,156

Total Municipal Obligations (Cost $965,396)		1,017,568

SOVEREIGN GOVERNMENT BONDS - 1.0%
Export Development Canada, 0.875%, 1/30/17	150,000	150,507
Kommunalbanken AS, 0.75%, 11/21/16 (e)	200,000	200,343

Total Sovereign Government Bonds (Cost $349,673)		350,850

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.6%
Overseas Private Investment Corp., 3.16%, 6/1/33	200,000	205,578

Total U.S. Government Agencies and Instrumentalities (Cost $200,000)		205,578

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 11.6%
Fannie Mae:
3.11%, 7/1/23	146,331	154,797
3.00%, 5/18/30	400,000	418,531
3.50%, 5/18/30	435,000	460,947
3.00%, 5/13/45	575,000	586,444
3.50%, 5/13/45	1,410,000	1,477,361
4.00%, 5/13/45	925,000	987,437

Total U.S. Government Agency Mortgage-Backed Securities (Cost $4,070,413)		4,085,517

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U.S. TREASURY OBLIGATIONS - 23.4%	PRINCIPAL AMOUNT	VALUE
United States Treasury Bonds, 3.00%, 11/15/44	$865,000	$947,783
United States Treasury Notes:
0.50%, 3/31/17	400,000	399,531
1.00%, 3/15/18	255,000	255,936
1.375%, 3/31/20	5,000,000	5,000,780
1.75%, 3/31/22	610,000	611,573
2.00%, 2/15/25	995,000	1,001,297

Total U.S. Treasury Obligations (Cost $8,168,873)		8,216,900

TIME DEPOSIT - 20.4%
State Street Bank Time Deposit, 0.088%, 4/1/15	7,148,849	7,148,849

Total Time Deposit (Cost $7,148,849)		7,148,849

TOTAL INVESTMENTS (Cost $39,843,720) - 115.3%		40,422,648
Other assets and liabilities, net - (15.3%)		(5,354,464)
NET ASSETS - 100%		$35,068,184

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
Ultra U.S. Treasury Bonds	4	6/15	$679,500	$19,962

Sold:
2 Year U.S. Treasury Notes	3	6/15	$657,469	($2,113)
5 Year U.S. Treasury Notes	20	6/15	2,404,219	(5,792)
10 Year U.S. Treasury Notes	36	6/15	4,640,625	(47,777)
				($55,682)
(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
See notes to financial statements.

16 www.calvert.com CALVERT GREEN BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015

ASSETS
Investments in securities, at value (Cost $39,843,720) - see accompanying schedule	$40,422,648
Cash collateral at broker	41,850
Receivable for securities sold	5,363,985
Receivable for shares sold	174,436
Interest receivable	157,356
Receivable from Calvert Investment Management, Inc.	1,938
Other assets	8
Total assets	46,162,221

LIABILITIES
Payable for securities purchased	11,065,442
Payable for shares redeemed	5,529
Payable for futures variation margin	12,573
Payable to Calvert Investment Administrative Services, Inc.	4,661
Payable to Calvert Investment Services, Inc.	249
Payable to Calvert Investment Distributors, Inc.	3,012
Accrued expenses and other liabilities	2,571
Total liabilities	11,094,037

NET ASSETS	$35,068,184

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 of $0.01 par value shares authorized:
Class A: 958,017 shares outstanding	$14,512,585
Class I: 859,320 shares outstanding	12,870,867
Class Y: 452,361 shares outstanding	6,939,063
Undistributed net investment income	849
Accumulated net realized gain (loss)	201,612
Net unrealized appreciation (depreciation)	543,208

NET ASSETS	$35,068,184

NET ASSET VALUE PER SHARE
Class A (based on net assets of $14,803,178)	$15.45
Class I (based on net assets of $13,259,787)	$15.43
Class Y (based on net assets of $7,005,219)	$15.49

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income (net of foreign taxes withheld of $227)	$350,797
Total investment income	350,797

Expenses:
Investment advisory fee	44,208
Transfer agency fees and expenses	7,094
Distribution Plan expenses:
Class A	15,753
Directors' fees and expenses	914
Administrative fees	22,917
Accounting fees	1,745
Custodian fees	19,109
Registration fees	11,589
Reports to shareholders	2,926
Professional fees	13,875
Miscellaneous	4,385
Total expenses	144,515
Reimbursement from Advisor:
Class A	(19,355)
Class I	(17,798)
Class Y	(7,293)
Net expenses	100,069

NET INVESTMENT INCOME	250,728

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	410,699
Futures	(133,709)
276,990
Change in unrealized appreciation (depreciation) on:
Investments	502,478
Futures	(55,045)
447,433

NET REALIZED AND UNREALIZED GAIN (LOSS)	724,423

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$975,151

See notes to financial statements.

18 www.calvert.com CALVERT GREEN BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	FROM INCEPTION OCTOBER 31, 2013 THROUGH SEPTEMBER 30, 2014
Operations:
Net investment income	$250,728	$227,603
Net realized gain (loss)	276,990	165,982
Change in unrealized appreciation (depreciation)	447,433	95,775

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	975,151	489,360

Distributions to shareholders from:
Net investment income:
Class A shares	(94,427)	(56,347)
Class I shares	(122,528)	(168,437)
Class Y shares	(33,525)	(2,191)
Net realized gain:
Class A shares	(112,954)	—
Class I shares	(115,207)	—
Class Y shares	(13,226)	—
Total distributions	(491,867)	(226,975)

Capital share transactions:
Shares sold:
Class A shares	6,750,016	10,916,078
Class I shares	—	12,788,496
Class Y shares	5,881,155	1,042,657
Reinvestment of distributions:
Class A shares	178,614	41,106
Class I shares	52,822	29,549
Class Y shares	35,209	1,979
Redemption fees:
Class A shares	311	418
Shares redeemed:
Class A shares	(2,952,768)	(421,190)
Class Y shares	(21,594)	(343)
Total capital share transactions	9,923,765	24,398,750

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,407,049	24,661,135

NET ASSETS
Beginning of period	24,661,135	—
End of period (including undistributed net investment income of $849 and $601, respectively)	$35,068,184	$24,661,135

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

CAPITAL SHARE ACTIVITY	SIX MONTHS ENDED MARCH 31, 2015	FROM INCEPTION OCTOBER 31, 2013 THROUGH SEPTEMBER 30, 2014
Shares sold:
Class A shares	439,614	723,890
Class I shares	—	853,913
Class Y shares	382,773	68,588
Reinvestment of distributions:
Class A shares	11,679	2,706
Class I shares	3,457	1,950
Class Y shares	2,293	130
Shares redeemed:
Class A shares	(192,063)	(27,809)
Class Y shares	(1,400)	(23)
Total capital share activity	646,353	1,623,345

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Green Bond Fund (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert Impact Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund, which commenced operations on October 31, 2013, offers three classes of shares - Classes A, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type, as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that

22 www.calvert.com CALVERT GREEN BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of March 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	__	$2,198,812	__	$2,198,812
Corporate debt	—	15,838,002	—	15,838,002
Commercial mortgage-backed securities	—	1,360,572	—	1,360,572
Municipal obligations	—	1,017,568	—	1,017,568
U.S. government obligations	—	12,507,995	—	12,507,995
Other debt obligations	—	7,499,699	—	7,499,699
TOTAL	—	$40,422,648	—	$40,422,648
Other financial instruments**	($35,720)	—	—	($35,720)

*    For a complete listing of investments, please refer to the Schedule of Investments.
**    Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures

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contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Schedule of Investments.
During the period, the Fund invested in 2 year, 5 year, and 10 year U.S. Treasury Notes futures and 30 year and Ultra U.S. Treasury Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 13 contracts and $521,030 weighted average notional value.
Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.
Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.

24 www.calvert.com CALVERT GREEN BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016 for Class A, I and Y. The contractual expense caps are .88%, .50%, and .63%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Class A and Y shares and .10% for Class I shares based on their average daily net assets.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the Fund’s average daily net assets of Class A. Class I and Y shares do not have Distribution Plan expenses.
CID received $8,381 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $953 for the six months ended March 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 ($48,000 prior to January 1, 2015) plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 ($5,000 prior to January 1, 2015) annually may be paid to the Committee chairs ($10,000 for the Board chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the funds served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $11,945,742 and $8,063,207, respectively. U.S. government security purchases and sales were $59,702,014 and $53,491,702, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2015, such sales transactions were $251,406. The realized loss on the sales transactions was $449.
As of March 31, 2015, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$578,683
Unrealized (depreciation)	(12,056)
Net unrealized appreciation/(depreciation)	$566,627

Federal income tax cost of investments	$39,856,021
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of March 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z) #
Net asset value, beginning	$15.20	$15.00
Income from investment operations:
Net investment income	.11	.17
Net realized and unrealized gain (loss)	.38	.17
Total from investment operations	.49	.34
Distributions from:
Net investment income	(.11)	(.14)
Net realized gain	(.13)	—
Total distributions	(.24)	(.14)
Total increase (decrease) in net asset value	.25	.20
Net asset value, ending	$15.45	$15.20

Total return*	3.29%	2.29%
Ratios to average net assets: A
Net investment income	1.50% (a)	1.21% (a)
Total expenses	1.19% (a)	1.99% (a)
Expenses before offsets	.88% (a)	.88% (a)
Net expenses	.88% (a)	.88% (a)
Portfolio turnover	226%	545%
Net assets, ending (in thousands)	$14,803	$10,622

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z) #
Net asset value, beginning	$15.18	$15.00
Income from investment operations:
Net investment income	.14	.21
Net realized and unrealized gain (loss)	.38	.18
Total from investment operations	.52	.39
Distributions from:
Net investment income	(.14)	(.21)
Net realized gain	(.13)	—
Total distributions	(.27)	(.21)
Total increase (decrease) in net asset value	.25	.18
Net asset value, ending	$15.43	$15.18

Total return*	3.50%	2.58%
Ratios to average net assets: A
Net investment income	1.87% (a)	1.51% (a)
Total expenses	.77% (a)	1.17% (a)
Expenses before offsets	.50% (a)	.50% (a)
Net expenses	.50% (a)	.50% (a)
Portfolio turnover	226%	545%
Net assets, ending (in thousands)	$13,260	$12,994

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z) #
Net asset value, beginning	$15.22	$15.00
Income from investment operations:
Net investment income	.14	.17
Net realized and unrealized gain (loss)	.38	.21
Total from investment operations	.52	.38
Distributions from:
Net investment income	(.12)	(.16)
Net realized gain	(.13)	—
Total distributions	(.25)	(.16)
Total increase (decrease) in net asset value	.27	.22
Net asset value, ending	$15.49	$15.22

Total return*	3.48%	2.56%
Ratios to average net assets: A
Net investment income	1.79% (a)	1.56% (a)
Total expenses	1.02% (a)	14.21% (a)
Expenses before offsets	.63% (a)	.63% (a)
Net expenses	.63% (a)	.63% (a)
Portfolio turnover	226%	545%
Net assets, ending (in thousands)	$7,005	$1,046

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
#    From October 31, 2013 inception.
See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 9, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s expenses and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor

32 www.calvert.com CALVERT GREEN BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its passive benchmark, the Barclays U.S. Aggregate Bond Index, and with that of other mutual funds deemed to be in its peer group, the Lipper Corporate Debt A Rated category. This comparison indicated that the Fund underperformed its passive benchmark since the Fund’s inception in October 2013 through June 30, 2014. The data also indicated that the Fund underperformed the average of the funds in its Lipper category over that same period. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. The Board noted that the entire advisory fee was being reimbursed. Among other findings, the data indicated that the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing expenses for all the Fund’s share classes. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board also noted that the Advisor had reimbursed a portion of the expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

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The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given the Fund's current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the Fund’s performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT GREEN BOND FUND	CALVERT'S FAMILY OF FUNDS

Municipal Funds
Tax-Free Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)     This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By: /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date:     May 28, 2015

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date:     May 28, 2015